As filed with the U.S. Securities and Exchange Commission on April 17, 2008
Securities Act File No. 333-91278
Investment Company Act File No. 811-21128

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933 ☑
Pre-Effective Amendment No.
Post-Effective Amendment No. 18
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940 ☑
Amendment No. 18
(Check appropriate box or boxes.)
Legg Mason Partners Variable Equity Trust
(Exact Name of Registrant as Specified in Charter)

55 Water Street, New York, New York	10041
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, including Area Code (800) 451-2010
Robert I. Frenkel
Legg Mason Partners Variable Equity Trust
300 First Stamford Place
Stamford, Connecticut 06902
(Name and Address of Agent for Service)
COPY TO:
Burton M. Leibert, Esq.
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Approximate Date of Proposed Offering: As soon as practicable after the effective date of this Post-Effective
Amendment.
It is proposed that this filing will become effective:
☐ immediately upon filing pursuant to paragraph (b)
☑ on April 28, 2008 pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on pursuant to paragraph a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ on ___pursuant to paragraph (a)(2) of Rule 485 under the Securities Act of 1933, as amended.
If appropriate, check the following box:
☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
This filing relates solely to Legg Mason Partners Variable Investors Portfolio and Legg Mason Partners Variable Small Cap Growth Portfolio.

PROSPECTUS April 28, 2008	Legg Mason Partners Variable Investors Portfolio Class I Shares

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.	Shares of the fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This Prospectus should be read together with the prospectus for those contracts or plans.

INVESTMENT PRODUCTS: NOT FDIC INSURED•NO BANK GUARANTEE•MAY LOSE VALUE

Legg Mason Partners
Variable Investors Portfolio
Class I Shares

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name, effective April 30, 2007. Any information in this Prospectus relating to the fund prior to April 30, 2007 relates to the fund’s predecessor.

Investments, risks and performance
Investment objectives
The primary investment objective of the fund is to seek long-term growth of capital. Current income is a secondary objective.
Principal investment strategies
The fund invests primarily in common stocks of established U.S. companies. The fund may also invest in other equity securities. To a lesser degree, the fund invests in income producing securities such as debt securities. The fund may also invest up to 20% of its net assets in securities of foreign issuers.
Selection process
The portfolio managers emphasize individual security selection while diversifying the fund’s investments across industries, which may help to reduce risk. The portfolio managers focus on established large capitalization companies (over $5 billion in market capitalization), seeking to identify those companies with favorable valuations and attractive growth potential. The portfolio managers employ fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.
In selecting individual companies for investment, the portfolio managers look for:

•	Share prices that appear to be temporarily oversold or do not reflect positive company developments;
•	Share prices that appear to undervalue the company’s assets, particularly on a sum-of-the-parts basis;
•	Special situations including corporate events, changes in management, regulatory changes or turnaround situations; and
•	Company specific items such as competitive market position, competitive products and services, an experienced management team and stable financial conditions.
Principal risks of investing in the fund
Equity investments may involve added risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

•	U.S. stock markets decline or perform poorly relative to other types of investments;
•	An adverse event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests;
•	Large capitalization stocks or growth stocks fall out of favor with investors; or
•	The portfolio managers’ judgment about the attractiveness, growth prospects or potential appreciation of a particular sector or stock proves to be incorrect.
In addition, investing in foreign issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger, more developed countries. These risks are more pronounced to the
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extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

•	Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices;

•	Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the portfolio managers may not be able to sell the fund’s portfolio securities in amounts and at prices the portfolio managers consider reasonable; and

•	Economic, political and social developments may significantly disrupt the financial markets or interfere with the fund’s ability to enforce its rights against foreign government issuers.
Fund performance
The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The returns shown in the bar chart and the table on the following page indicate the risks of investing in the fund by showing the changes in the performance of the Class I shares from year to year and by showing how the Class I shares’ average annual total returns compare with the returns of two broad-based securities market indexes. The performance information shown below includes that of the fund’s predecessor. Performance figures do not reflect the expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the returns would be lower than those shown. Please refer to the separate account prospectus or information provided by your qualified plan for more information on expenses. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.
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Risk return bar chart
The bar chart shows the performance of the fund’s Class I shares for each of the full calendar years since its inception.
Total Return for Class I shares
Quarterly returns (for the periods shown in the bar chart):
Highest: 20.19% in 2nd quarter 2003; Lowest: (21.42)% in 3rd quarter 2002
Comparative performance
This table indicates the risk of investing in the fund by comparing the average annual total return of Class I shares for the periods shown to those of the S&P 500 Index (“S&P 500”), a broad-based unmanaged index of widely held common stocks, and the Russell 1000 Value Index (“Russell 1000 Value”), which measures the performance of the large cap value segment of the U.S. equity universe. The Russell 1000 Value Index includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The indexes are unmanaged and not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

Average Annual Total Returns (calendar years ended December 31, 2007)

			Since	Inception
	1 year	5 years	Inception	Date

Class I shares	3.90%	13.84%	7.31%	2/17/98

S&P 500	5.49%	12.83%	5.40%	2/17/98

Russell 1000 Value	(0.17)%	14.63%	7.45%	2/17/98

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Fees and expenses
This table sets forth the fees and expenses you will pay if you invest in Class I shares of the fund. The fee table and expense example do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the returns would be lower and the overall fees and expenses would be higher than those shown. Detailed information about the cost of investing in Class I shares of this fund is presented in the accompanying contract prospectus through which the fund’s shares are offered to you.
Fee table

Shareholder Fees

(paid directly from your investment)

Maximum sales charge on purchases	Not Applicable

Maximum deferred sales charge on redemptions	Not Applicable

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)

Management fees*	0.62%

Distribution and service (12b-1) fees	None

Other expenses(1)	0.14%

Total annual fund operating expenses†(2)	0.76%

*	The fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.650% on average daily net assets up to and including $350 million; 0.550% on average daily net assets over $350 million and up to and including $500 million; 0.525% on average daily net assets over $500 million and up to and including $750 million; 0.500% on average daily net assets over $750 million and up to and including $1.0 billion; and 0.450% on average daily net assets in excess of $1.0 billion.

†	Because of voluntary waivers and/or reimbursements, actual total operating expenses are not expected to exceed 1.00% (the “expense cap”). These voluntary fee waivers and reimbursements do not cover interest, brokerage, taxes and extraordinary expenses and may be reduced or terminated at any time. Effective January 1, 2008, the manager is permitted to recapture amounts previously waived or reimbursed by the manager to the fund during the same fiscal year if the fund’s Total Annual Operating Expenses have fallen to a level below the expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s Total Annual Operating Expenses exceeding the expense cap.

(1)	The amount set forth in “Other expenses” have been revised to reflect the estimated effect of additional prospectus and shareholder report printing and mailing expenses expected to be incurred by the fund going forward.

(2)	The expense ratio reflects certain one-time, non-recurring expenses for prior periods’ prospectus and shareholder report printing and mailing costs incurred relating to recent fiscal years. Without the effect of these adjustments, the expense ratio is estimated to be 0.71%.

Legg Mason Partners Variable Investors Portfolio Class I Shares      5

Example
This example helps you compare the cost of investing in Class I shares of the fund with the costs of investing in other mutual funds. Your actual cost may be higher or lower. This example does not reflect expenses incurred from investing through a separate account or qualified plan. If the example included these expenses, the figure shown would be higher. The example assumes:

•	You invest $10,000 for the period shown.
•	Your investment has a 5% return each year (the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for this example and is not a prediction of future performance).
•	You reinvest all distributions and dividends without a sales charge.
•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

Number of Years You Own Your Class I Shares

	1 Year	3 Years	5 Years	10 Years

Your costs would be (with or without redemption)	$78	$233	$401	$887

6     Legg Mason Partners Fund

More on the fund’s investments
The section “Investments, risks and performance” describes the fund’s investment objectives and its principal investment strategies and risks. This section provides some additional information about the fund’s investments and certain investment management techniques the fund may use. The fund’s investment objective may be changed by the fund’s Board of Trustees (the “Board”) without shareholder or policy holder approval.
Equity investments
Subject to its particular investment policies, the fund may invest in all types of equity securities. Equity securities include common stocks traded on an exchange or in the over-the-counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts. Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. See “Foreign and emerging market investments” below for the general risks of foreign investing.
Fixed income investments
Subject to its particular investment policies, the fund may invest in fixed income securities. The fund may invest without limit in convertible debt securities and up to 5% of its net assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the portfolio managers. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, loan participations and assignments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions. See “Foreign and emerging market investments” and “Sovereign government and supranational debt” below.
   Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
Credit quality
Securities are rated by different agencies and if a security receives different ratings from these agencies, the fund will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time the fund purchases a fixed income security. The fund may choose not to sell securities that are downgraded after their purchase below the fund’s minimum acceptable credit rating. The fund’s credit standards also apply to counterparties to over-the-counter derivatives contracts. Except as otherwise indicated, convertible securities are not subject to any minimum credit quality requirements.
Legg Mason Partners Variable Investors Portfolio Class I Shares      7

Investment grade securities
Securities are investment grade if they:

•	Are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization;
•	Have received a comparable short-term or other rating; or

•	Are unrated securities that the portfolio managers believe are of comparable quality to investment grade securities.

High yield, lower quality securities
The fund may invest in fixed income securities that are high yield, lower quality securities rated below investment grade by a recognized rating agency or unrated securities determined by the portfolio managers to be of equivalent quality. These securities are commonly referred to as “junk bonds.” The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets.
   Securities rated below investment grade are considered speculative and, compared to investment grade securities, tend to have more volatile prices and:

•	Increased price sensitivity to changing interest rates and to adverse economic and business developments;
•	Greater risk of loss due to default or declining credit quality;
•	Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments; and
•	Greater susceptibility to negative market sentiments leading to depressed prices and a decrease of liquidity.
Foreign and emerging market investments
The fund may invest in foreign securities, including emerging market issuers, or invest in depositary receipts. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly. Investing in foreign issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

•	Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices;

•	Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the portfolio managers may not be able to sell the fund’s portfolio securities in amounts and at prices the portfolio managers consider reasonable or the fund may have difficulty determining the fair value of its securities;

8     Legg Mason Partners Fund

•	The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading;
•	The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession; and
•	Economic, political and social developments may adversely affect non-U.S. securities markets.

Sovereign government and supranational debt
The fund may invest in all types of fixed income securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include:

•	Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries;
•	Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries;
•	Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers;
•	Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness;
•	Participations in loans between emerging market governments and financial institutions; and
•	Fixed income securities issued by supranational entities such as the World Bank or the European Union. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.
   Sovereign government and supranational debt involve many of the risks described above of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.
Derivatives and hedging techniques
The fund may use derivative contracts, including, but not limited to, futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate, currency or credit default swaps. The fund does not use derivatives as a primary investment technique and generally limits their use to hedging, including against the economic impact of adverse changes in the market value of its securities due to changes in stock market prices, currency exchange rates or interest rates. However, the fund may use derivatives for a variety of purposes including:

•	As a substitute for buying or selling securities; or
•	To enhance the fund’s return as a non-hedging strategy that may be considered speculative.
   A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices,
Legg Mason Partners Variable Investors Portfolio Class I Shares      9

currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.
Short sales
The fund may sell securities short from time to time. The fund may hold no more than 25% of the fund’s net assets (taken at the then-current market value) as required collateral for such sales at any one time. A short sale is a transaction in which the fund sells securities it does not own in anticipation of a decline in the market price of the securities. A short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. If the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security, the fund will incur a loss; conversely, if the price declines, the fund will realize a gain. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.
Temporary defensive investing
The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment objectives.
Portfolio turnover
The fund may engage in active and frequent trading to achieve its principal investment objectives. Frequent trading increases transaction costs, which include not only brokerage commissions and market spreads, but market impact costs and opportunity costs, and may be substantial. Transaction costs are not included in the fund’s annual operating expenses shown in the fund’s fee table in this Prospectus but do detract from the fund’s performance. The “Financial highlights” section of this Prospectus shows the fund’s historical portfolio turnover rate.
Other investments
The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.
Portfolio holdings
The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.
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Management
Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”), with offices at 620 Eighth Avenue, New York, New York 10018, is the fund’s investment manager. LMPFA provides administrative and certain oversight services to the fund and manages the fund’s cash and short-term instruments. LMPFA also serves as the investment manager of certain other Legg Mason-sponsored funds. As of December 31, 2007, LMPFA’s total assets under management were approximately $193 billion.
   ClearBridge Advisors, LLC (“ClearBridge” or the “subadviser”) provides the day-to-day portfolio management of the fund. ClearBridge has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that was formed to succeed to the equity securities portfolio management business of Citigroup Asset Management (“CAM”), which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005. As of December 31, 2007, ClearBridge had aggregate assets under management of approximately $100.5 billion.
   LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are located at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2007, Legg Mason’s asset management operation had aggregate assets under management of approximately $998 billion.
The portfolio managers
The portfolio managers are primarily responsible for the day-to-day operation of the fund.

Portfolio	Portfolio	Past 5 years’
Managers	Manager Since	business experience

Dmitry Khaykin	June 2007	Equity analyst responsible for the day to day management of the fund; joined ClearBridge or its affiliates or its predecessor firms in 2003.

Robert Feitler	August 2004	Co-manager for large cap value strategies; team leader for small cap growth strategies; sector manager for small cap growth and balanced strategies; joined ClearBridge or its affiliates or its predecessor firms in 1995.

The SAI provides information about the compensation of the portfolio managers, other accounts they manage, and any fund shares held by the portfolio managers.
Management fees
During the fund’s fiscal year ended December 31, 2007, the fund paid an effective management fee, after waiver and reimbursements, of 0.62% of the fund’s average daily net assets for investment management services.
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   A discussion regarding the basis for the Board’s approval of the fund’s management and subadvisory agreements is available in the fund’s Annual Report for the fiscal year ended December 31, 2007.
Distributor
Legg Mason Investor Services, LLC (“LMIS” or “distributor”), a wholly-owned broker-dealer subsidiary of Legg Mason, is the fund’s sole and exclusive distributor.
   The manager or an affiliate may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The manager or an affiliate may also make payments for marketing, promotional or related expenses. The amount of these payments is determined by the manager or an affiliate and may be substantial. The distributor may make similar payments under similar arrangements.
   The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.
Recent developments
On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management, LLC (“SBFM”), the then-investment adviser or manager to the fund, and Citigroup Global Markets Inc. (“CGMI”), a former distributor of the fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).
   The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup Inc. (“Citigroup”) business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.
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   SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.
   The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.
   Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.
   The fund is not an Affected Fund. Therefore, it did not implement the transfer agent arrangements described above and will not receive any portion of distributions.
   On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.
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Share transactions
Availability of the fund
Shares of the fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies or through eligible pension or other qualified plans.
   The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The fund’s Board currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the fund’s Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts and plans might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if it is found by the fund’s Board to be in the best interests of the fund’s shareholders.
   The fund reserves the right to reject any specific purchase order.
   The fund also offers Class II shares through a separate prospectus. Class II shares are sold subject to a distribution fee and are also available only through policies established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance policies and to certain qualified retirement and pension plans.
   Certain insurance companies may have selected, and the distributor may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributor or its affiliates to such insurance company would decrease.
Redemption of shares
The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account or plan, which may be more or less than the price paid for the shares. The fund will ordinarily make payments within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account or plan on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange (the “NYSE”) is closed or as permitted by the SEC in extraordinary circumstances.
   Subject to applicable law, the fund may, with prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.
Frequent purchases and redemptions of fund shares
Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio
14     Legg Mason Partners Fund

managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.
   Because of the potential harm to funds in the Legg Mason Partners funds complex and their long-term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of portfolio shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds within the fund complex. In the event that an exchange request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.
   Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected within the fund complex. A committee established by the manager administers the policy. The policy provides that the committee will use its best efforts to restrict a shareholder’s trading privileges in the Legg Mason Partners funds complex if that shareholder has engaged in a total of four or more “Round Trips” (as defined below) across all Legg Mason Partners funds during any rolling 12-month period. However, the committee has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the committee may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the funds.
   A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into the fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of
Legg Mason Partners Variable Investors Portfolio Class I Shares      15

the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. For purposes of these policies and procedures, the Legg Mason Partners Funds complex also includes certain Western Asset funds and Barrett Opportunity Fund, Inc., but does not include money market funds in the fund complex.
   The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts and qualified pension and retirement plans. The policies apply to any account, whether an individual account, accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, and accounts held through intermediaries such as insurance company separate accounts, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The fund’s distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading. These agreements took effect on October 16, 2007.
   The fund’s policies also require personnel such as the portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.
   The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the fund’s Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that its Board may adopt in the future.
16     Legg Mason Partners Fund

Share price
The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. The fund calculates its net asset value every day the NYSE is open. Net asset value is calculated separately for each class of shares. This calculation is done when regular trading closes on the NYSE (normally 4 p.m., Eastern time). If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The NYSE is closed on certain holidays listed in the SAI.
   The Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.
   The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the manager believes these valuations typically reflect the largest trading volume in the foreign currency market. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. Because the fund may invest in securities that may be thinly traded, for which market quotations may not be readily available or may be unreliable — such as securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds), the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a
Legg Mason Partners Variable Investors Portfolio Class I Shares      17

fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.
   Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.
   The fund may invest in securities that are listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.
   In order to buy, redeem or exchange shares at that day’s price, an insurance company separate account or a qualified plan, as agent for the fund, must receive the orders from its underlying account holders before the NYSE closes. If the NYSE closes early, the orders must be received prior to the actual closing time. Otherwise, the investor will receive the next business day’s price. The insurance company separate account or qualified plan must then transmit orders received prior to the NYSE close to the fund’s transfer agent before the transfer agent’s close of business.
18     Legg Mason Partners Fund

Dividends, distributions and taxes
Annual distributions of income and capital gains are made at the end of the year in which the income or gain is realized, or the beginning of the next year. Distributions made by the fund to an insurance company separate account, and exchanges and redemptions of fund shares by a separate account, ordinarily do not cause the corresponding contract holders to recognize income or gain for federal income tax purposes.
   Capital gains and dividends are distributed in cash or reinvested in additional fund shares, without a sales charge. The fund expects that fund shares will be held under a variable annuity contract or variable life insurance policy (each a “Policy” and together, the “Policies”) or qualified plan. Under current tax law, distributions that are left to accumulate in a variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Distributions made by the fund to an insurance company separate account, and exchanges and redemptions of fund shares made by a separate account, ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. Policy purchasers should review the accompanying contact prospectus for a discussion of the tax treatment applicable to a Policy.
   The fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. Further, the fund intends to meet certain diversification and investor control requirements applicable to mutual funds underlying variable insurance products. The requirements generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be satisfied under certain circumstances. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts. If the fund should fail to comply with the diversification or investor control requirements or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, policies invested in the fund would not be treated as annuity, endowment or life insurance contracts for federal tax purposes. Income and gain earned inside the policies in current and prior years would be taxed currently to the policyholders of the contracts and would remain taxable in future years as well, even if the fund were to become adequately diversified.
Legg Mason Partners Variable Investors Portfolio Class I Shares      19

   The fund intends to pay out all of its net investment income and net realized capital gains for each year. The fund normally pays dividends and distributes capital gains, if any, as follows:

	Income Dividend	Capital Gain	Distributions
Fund	Distributions	Distributions	Mostly From

Investors Portfolio	annually	annually	gain

Participating insurance companies should consult their tax advisors about federal, state and local tax consequences.
20     Legg Mason Partners Fund

Financial highlights
The financial highlights table is intended to help you understand the performance of the fund’s Class I shares for the past five fiscal years. The information in the following table has been derived from the fund’s and the predecessor fund’s financial statements. These financial statements were audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial statements containing the information for each of the periods ended on or prior to December 31, 2004 in the following table were audited by another independent registered public accounting firm. Certain information reflects financial results for a single Class I share. Total return represents the rate that a shareholder would have earned (or lost) on the fund’s Class I shares assuming reinvestment of all dividends and distributions. Total returns do not reflect expenses associated with a separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. The financial information shown below for the periods prior to April 30, 2007 is that of the fund’s predecessor.

Financial Highlights
For a Class I share of beneficial interest outstanding throughout each year ended December 31:

Class I Shares	2007(1)	2006(1)(2)		2005(1)(2)	2004(1)(2)	2003(2)

Net Asset Value, Beginning of Year	$16.55	$14.54		$13.81	$12.69	$9.71

Income From Operations:
Net investment income	0.24	0.20		0.18	0.21	0.16
Net realized and unrealized gain	0.41	2.45		0.72	1.11	2.98

Total Income From Operations	0.65	2.65		0.90	1.32	3.14

Less Distributions From:
Net investment income	(0.22)	(0.26)		(0.17)	(0.20)	(0.16)
Net realized gains	(0.46)	(0.38)		—	—	—

Total Distributions	(0.68)	(0.64)		(0.17)	(0.20)	(0.16)

Net Asset Value, End of Year	$16.52	$16.55		$14.54	$13.81	$12.69

Total Return(3)	3.90%	18.26%		6.53%	10.38%	32.33%

Net Assets, End of Year (000s)	$507,638	$306,775		$339,529	$363,803	$287,808

Ratios to Average Net Assets:
Gross expenses	0.67%	0.75	% (4)	0.71%	0.77%	0.82%
Net expenses(5)	0.67	0.75	(4)(6)	0.71	0.77 (6)	0.82
Net investment income	1.38	1.30		1.32	1.57	1.51

Portfolio turnover rate	12%	22%		51%	38%	39%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Represents a share of capital stock outstanding prior to April 30, 2007.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

(4)	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have both been 0.72%.

(5)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares would not exceed 1.00%.

(6)	Reflects fee waivers and/or expense reimbursements.
Legg Mason Partners Variable Investors Portfolio Class I Shares      21

Legg Mason Partners Funds Privacy Policy
We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

   We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.
   With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.
   If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.
   [This page is not part of the prospectus.]
22     Legg Mason Partners Fund

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Shares of the fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This Prospectus should be read together with the prospectus for those contracts or plans.

(Investment Company
Act file no. 811-21128)
FD04187 04/08

Legg Mason Partners
Variable Investors Portfolio
Class I Shares

Additional information

You may visit the fund’s website at http://www.leggmason.com/individualinvestors for a free copy of the Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report, or to request other information.

Shareholder reports Additional information about the fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

Statement of additional information The SAI provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling Legg Mason Partners Shareholder Services at 1-800-451-2010, or by writing the fund at Legg Mason Partners Funds, 55 Water Street, New York, NY 10041.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington D.C., 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

PROSPECTUS April 28, 2008	Legg Mason Partners Variable Investors Portfolio Class II Shares

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.	Shares of the fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This Prospectus should be read together with the prospectus for those contracts or plans.

INVESTMENT PRODUCTS: NOT FDIC INSURED•NO BANK GUARANTEE•MAY LOSE VALUE

Legg Mason Partners
Variable Investors Portfolio
Class II Shares

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name, effective April 30, 2007. Any information in this Prospectus relating to the fund prior to April 30, 2007 relates to the fund’s predecessor.

Investments, risks and performance
Investment objectives
The primary investment objective of the fund is to seek long-term growth of capital. Current income is a secondary objective.
Principal investment strategies
Key investments
The fund invests primarily in common stocks of established U.S. companies. The fund may also invest in other equity securities. To a lesser degree, the fund invests in income producing securities such as debt securities. The fund may also invest up to 20% of its net assets in securities of foreign issuers.
Selection process
The portfolio managers emphasize individual security selection while diversifying the fund’s investments across industries, which may help to reduce risk. The portfolio managers focus on established large capitalization companies (over $5 billion in market capitalization), seeking to identify those companies with favorable valuations and attractive growth potential. The portfolio managers employ fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.
In selecting individual companies for investment, the portfolio managers look for:

•	Share prices that appear to be temporarily oversold or do not reflect positive company developments;
•	Share prices that appear to undervalue the company’s assets, particularly on a sum-of-the-parts basis;

•	Special situations including corporate events, changes in management, regulatory changes or turnaround situations; and

•	Company specific items such as competitive market position, competitive products and services, experienced management team and stable financial conditions.
Principal risks of investing in the fund
Equity investments may involve added risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

•	U.S. stock markets decline or perform poorly relative to other types of investments;
•	An adverse event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests;
•	Large capitalization stocks or growth stocks fall out of favor with investors; or
•	The portfolio managers’ judgment about the attractiveness, growth prospects or potential appreciation of a particular sector or stock proves to be incorrect.
In addition, investing in foreign issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger, more developed countries. These risks are more pronounced to the
2     Legg Mason Partners Fund

extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

•	Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices;

•	Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the portfolio managers may not be able to sell the fund’s portfolio securities in amounts and at prices the portfolio managers consider reasonable; and

•	Economic, political and social developments may significantly disrupt the financial markets or interfere with the fund’s ability to enforce its rights against foreign government issuers.
Fund performance
The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The returns shown in the bar chart and the table below are for the fund’s Class I shares (which are offered in a separate prospectus) because no Class II shares were outstanding during the fiscal year ended December 31, 2007. Class I and II shares are invested in the same portfolio of securities. However, the returns for Class II shares would be lower than those of Class I because Class II shares have higher expenses than Class I shares.
   The returns shown in the bar chart and the table on the following page indicate the risks of investing in the fund by showing the changes in the performance of the fund’s Class I shares from year to year and by showing how the Class I shares’ average annual returns compare with the returns of two broad-based securities market indexes. The performance information shown below includes that of the fund’s predecessor. Performance figures do not reflect the expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the returns would be lower than those shown. Please refer to the separate account prospectus or information provided by your qualified plan for more information on expenses. Past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.
Legg Mason Partners Variable Investors Portfolio Class II Shares      3

Risk return bar chart
The bar chart shows the performance of the fund’s Class I shares for each of the full calendar years since its inception.
Total Return for Class I shares
Quarterly returns (for the periods shown in the bar chart):
Highest: 20.19% in 2nd quarter 2003 ; Lowest: (21.42)% in 3rd quarter 2002
Comparative performance
This table indicates the risk of investing in the fund’s Class I shares by comparing the average annual total return of Class I shares for the periods shown to those of the S&P 500 Index (“S&P 500”), a broad-based unmanaged index of widely held common stocks, and the Russell 1000 Value Index (“Russell 1000 Value”), which measures the performance of the large cap value segment of the U.S. equity universe. The Russell 1000 Value Index includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The indexes are unmanaged and not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

Average Annual Total Returns (calendar years ended December 31, 2007)

		5	Since	Inception
	1 Year	Years	Inception	Date

Class I shares	3.90%	13.84%	7.31%	2/17/98

S&P 500	5.49%	12.83%	5.40%	2/17/98

Russell 1000 Value	(0.17)%	14.63%	7.45%	2/17/98

4     Legg Mason Partners Fund

Fees and expenses
This table sets forth the fees and expenses you will pay if you invest in Class II shares of the fund. The fee table and expense example do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the returns would be lower and the overall fees and expenses would be higher than those shown. Detailed information about the cost of investing in Class II shares of this fund is presented in the accompanying contract prospectus through which the fund’s shares are offered to you.
Fee Table

Shareholder Fees

(paid directly from your investment)

Maximum sales charge on purchases	Not Applicable

Maximum deferred sales charge on redemptions	Not Applicable

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)

Management fees*	0.62%

Distribution and service (12b-1) fees	0.25%

Other expenses**	0.05%

Total annual fund operating expenses†	0.92%

*	The fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.650% on average daily net assets up to and including $350 million; 0.550% on average daily net assets over $350 million and up to and including $500 million; 0.525% on average daily net assets over $500 million and up to and including $750 million; 0.500% on average daily net assets over $750 million and up to and including $1.0 billion; and 0.450% on average daily net assets in excess of $1.0 billion.

**	“Other expenses” have been estimated because as Class II shares were outstanding on December 31, 2007.

†	Because of voluntary waivers and/or reimbursements, actual total operating expenses are not expected to exceed 1.25% (the “expense cap”). These voluntary fee waivers and reimbursements do not cover interest, brokerage, taxes and extraordinary expenses and may be reduced or terminated at any time. Effective January 1, 2008, the manager is permitted to recapture amounts previously waived or reimbursed by the manager to the fund during the same fiscal year if the fund’s Total Annual Operating Expenses have fallen to a level below the expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s Total Annual Operating Expenses exceeding the expense cap.
Legg Mason Partners Variable Investors Portfolio Class II Shares      5

Example
This example helps you compare the cost of investing in Class II shares of the fund with the cost of investing in other mutual funds. Your actual cost may be higher or lower. This example does not reflect expenses incurred from investing through a separate account or qualified plan. If the example included these expenses, the figure shown would be higher. The example assumes:

•	You invest $10,000 for the period shown.
•	Your investment has a 5% return each year (the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for this example and is not a prediction of future performance).
•	You reinvest all distributions and dividends without a sales charge.
•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

Number of Years You Own Your Class II Shares

	1 Year	3 Years	5 Years	10 Years

Your costs would be (with or without redemption)	$94	$294	$510	$1,132

6     Legg Mason Partners Fund

More on the fund’s investments
The section “Investments, risks and performance” describes the fund’s investment objectives and its principal investment strategies and risks. This section provides some additional information about the fund’s investments and certain investment management techniques the fund may use. The fund’s investment objective may be changed by the fund’s Board of Trustees (the “Board”) without shareholder or policy holder approval.
Equity investments
Subject to its particular investment policies, the fund may invest in all types of equity securities. Equity securities include common stocks traded on an exchange or in the over-the-counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts. Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. See “Foreign and emerging market investments” below for the general risks of foreign investing.
Fixed income investments
Subject to its particular investment policies, the fund may invest in fixed income securities. The fund may invest without limit in convertible debt securities and up to 5% of its net assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the portfolio managers. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, loan participations and assignments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions. See “Foreign and emerging market investments” and “Sovereign government and supranational debt” below.
   Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
Credit quality
Securities are rated by different agencies and if a security receives different ratings from these agencies, the fund will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time the fund purchases a fixed income security. The fund may choose not to sell securities that are downgraded after their purchase below the fund’s minimum acceptable credit rating. The fund’s credit standards also apply to counterparties to over-the-counter derivatives contracts. Except as otherwise indicated, convertible securities are not subject to any minimum credit quality requirements.
Legg Mason Partners Variable Investors Portfolio Class II Shares      7

Investment grade securities
Securities are investment grade if they:

•	Are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization;
•	Have received a comparable short-term or other rating; or

•	Are unrated securities that the portfolio managers believe are of comparable quality to investment grade securities.

High yield, lower quality securities
The fund may invest in fixed income securities that are high yield, lower quality securities rated below investment grade by a recognized rating agency or unrated securities determined by the portfolio managers to be of equivalent quality. These securities are commonly referred to as “junk bonds.” The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets.
   Securities rated below investment grade are considered speculative and, compared to investment grade securities, tend to have more volatile prices and:

•	Increased price sensitivity to changing interest rates and to adverse economic and business developments;
•	Greater risk of loss due to default or declining credit quality;
•	Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments; and
•	Greater susceptibility to negative market sentiments leading to depressed prices and a decrease of liquidity.
Foreign and emerging market investments
The fund may invest in foreign securities, including emerging market issuers, or invest in depositary receipts. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly. Investing in foreign issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

•	Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices;

•	Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the portfolio managers may not be able to sell the fund’s portfolio securities in amounts and at prices the portfolio managers consider reasonable or the fund may have difficulty determining the fair value of its securities;

8     Legg Mason Partners Fund

•	The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading;
•	The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession; and
•	Economic, political and social developments may adversely affect non-U.S. securities markets.

Sovereign government and supranational debt
The fund may invest in all types of fixed income securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include:

•	Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries;
•	Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries;
•	Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers;
•	Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness;
•	Participations in loans between emerging market governments and financial institutions; and
•	Fixed income securities issued by supranational entities such as the World Bank or the European Union. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.
   Sovereign government and supranational debt involve many of the risks described above of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.
Derivatives and hedging techniques
The fund may use derivative contracts, including, but not limited to, futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate, currency or credit default swaps. The fund does not use derivatives as a primary investment technique and generally limits their use to hedging, including against the economic impact of adverse changes in the market value of its securities due to changes in stock market prices, currency exchange rates or interest rates. However, the fund may use derivatives for a variety of purposes including:

•	As a substitute for buying or selling securities; or
•	To enhance the fund’s return as a non-hedging strategy that may be considered speculative.
   A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices,
Legg Mason Partners Variable Investors Portfolio Class II Shares      9

currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.
Short sales
The fund may sell securities short from time to time. The fund may hold no more than 25% of the fund’s net assets (taken at the then-current market value) as required collateral for such sales at any one time. A short sale is a transaction in which the fund sells securities it does not own in anticipation of a decline in the market price of the securities. A short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. If the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security, the fund will incur a loss; conversely, if the price declines, the fund will realize a gain. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.
Temporary defensive investing
The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment objectives.
Portfolio turnover
The fund may engage in active and frequent trading to achieve its principal investment objectives. Frequent trading increases transaction costs, which include not only brokerage commissions and market spreads, but market impact costs and opportunity costs, and may be substantial. Transaction costs are not included in the fund’s annual operating expenses shown in the fund’s fee table in this Prospectus but are reflected in the fund’s performance. The “Financial highlights” section of this Prospectus shows the fund’s historical portfolio turnover rate.
Other investments
The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information (the “SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.
Portfolio holdings
The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.
10     Legg Mason Partners Fund

Management
Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”), with offices at 620 Eighth Avenue, New York, New York 10018, is the fund’s investment manager. LMPFA provides administrative and certain oversight services to the fund and manages the fund’s cash and short-term instruments. LMPFA also serves as the investment manager of certain other Legg Mason-sponsored funds. As of December 31, 2007, LMPFA’s total assets under management were approximately $193 billion.
   ClearBridge Advisors, LLC (“ClearBridge” or the “subadviser”) provides the day-to-day portfolio management of the fund. ClearBridge has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that was formed to succeed to the equity securities portfolio management business of Citigroup Asset Management (“CAM”), which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005. As of December 31, 2007, ClearBridge had aggregate assets under management of approximately $100.5 billion.
   LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are located at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2007, Legg Mason’s asset management operation had aggregate assets under management of approximately $998 billion.
The portfolio managers
The portfolio managers are primarily responsible for the day-to-day operation of the fund.

Portfolio
Managers	Portfolio Manager Since	Past 5 years’ business experience

Dmitry Khaykin	June 2007	Equity analyst responsible for the day to day management of the fund; joined ClearBridge or its affiliates or its predecessor firms in 2003.

Robert Feitler	August 2004	Co-manager for large cap value strategies; team leader for small cap growth strategies; sector manager for small cap growth and balanced strategies; joined ClearBridge or its affiliates or its predecessor firms in 1995.

The SAI provides information about the compensation of the portfolio managers, other accounts they manage, and any fund shares held by the portfolio managers.
Management fees
During the fund’s fiscal year ended December 31, 2007, the fund paid an effective management fee, after waiver and reimbursement, of 0.62% of the fund’s average daily net assets for investment management services.
   A discussion regarding the basis for the Board’s approval of the fund’s management and subadvisory agreements is available in the fund’s Annual Report for the fiscal year ended December 31, 2007.
Legg Mason Partners Variable Investors Portfolio Class II Shares      11

Distributor
Legg Mason Investor Services, LLC (“LMIS” or “distributor”), a wholly-owned broker-dealer subsidiary of Legg Mason, is the fund’s sole and exclusive distributor.
   The fund has adopted a shareholder services and distribution plan for Class II shares. Under the plan, Class II shares of the fund are subject to a distribution fee of 0.25% of the average daily net assets of the class. The plan allows Class II shares of the fund to bear distribution fees in connection with the sale and distribution of Class II shares. It also allows the fund to pay for services to Class II shareholders. This fee is an ongoing expense and over time may cost you more than paying other types of sales charges.
   In addition, the fund’s distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The fund’s manager or an affiliate may make similar payments under similar arrangements.
   The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.
Recent developments
On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management, LLC (“SBFM”) the then-investment adviser or manager to the fund, and Citigroup Global Markets Inc. (“CGMI”), a former distributor of the fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).
   The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup Inc. (“Citigroup”) business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while
12     Legg Mason Partners Fund

First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.
   SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.
   The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.
   Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.
   The fund is not an Affected Fund. Therefore, it did not implement the transfer agent arrangements described above and will not receive any portion of distributions.
   On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.
Legg Mason Partners Variable Investors Portfolio Class II Shares      13

Share transactions
Availability of the fund
Shares of the fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies or through eligible pension or other qualified plans.
   The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The fund’s Board currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts and plans that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the fund’s Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts and plans might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if it is found by the fund’s Board to be in the best interests of the fund’s shareholders.
   The fund reserves the right to reject any specific purchase order.
   The fund also offers Class I shares through a separate prospectus. Class I shares are not subject to a distribution fee and also are available only through separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified retirement and pension plans.
   Certain insurance companies may have selected, and the distributor may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributor or its affiliates to such insurance company would decrease.
Redemption of shares
The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account or plan, which may be more or less than the price paid for the shares. The fund will ordinarily make payments within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account or plan on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange (the “NYSE”) is closed or as permitted by the SEC in extraordinary circumstances.
   Subject to applicable law, the fund may, with prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.
Frequent purchases and sales of fund shares
Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio managers, increase portfolio
14     Legg Mason Partners Fund

transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.
   Because of the potential harm to funds in the Legg Mason Partners funds complex and their long-term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of portfolio shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds within the fund complex. In the event that an exchange request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.
   Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected within the fund complex. A committee established by the manager administers the policy. The policy provides that the committee will use its best efforts to restrict a shareholder’s trading privileges in the Legg Mason Partners funds complex if that shareholder has engaged in a total of four or more “Round Trips” (as defined below) across all Legg Mason Partners funds during any rolling 12-month period. However, the committee has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the committee may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the funds.
Legg Mason Partners Variable Investors Portfolio Class II Shares      15

   A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into the fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. For purposes of these policies and procedures, the Legg Mason Partners funds complex also includes certain Western Asset funds and Barrett Opportunity Fund, Inc., but does not include money market funds in the fund complex.
   The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts and qualified pension and retirement plans. The policies apply to any account, whether an individual account, accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, and accounts held through intermediaries such as insurance company separate accounts, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The fund’s distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading. These agreements took effect on October 16, 2007.
   The fund’s policies also require personnel such as the portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.
   The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the fund’s Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that its Board may adopt in the future.
16     Legg Mason Partners Fund

Share price
The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. The fund calculates its net asset value every day the NYSE is open. Net asset value is calculated separately for each class of shares. This calculation is done when regular trading closes on the NYSE (normally 4 p.m., Eastern time). If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The NYSE is closed on certain holidays listed in the SAI.
   The Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.
   The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the manger believes these valuations typically reflect the largest trading volume in the foreign currency market. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the fund’s investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. Because the fund may invest in securities that may be thinly traded, for which market quotations may not be readily available or may be unreliable — such as securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds), the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a
Legg Mason Partners Variable Investors Portfolio Class II Shares      17

fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.
   Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.
   The fund may invest in securities that are listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.
   In order to buy, redeem or exchange shares at that day’s price, an insurance company separate account or a qualified plan, as agent for the fund, must receive the orders from its underlying account holders before the NYSE closes. If the NYSE closes early, the orders must be received prior to the actual closing time. Otherwise, the investor will receive the next business day’s price. The insurance company separate account or qualified plan must then transmit orders received prior to the NYSE close to the fund’s transfer agent before the transfer agent’s close of business.
18     Legg Mason Partners Fund

Dividends, distributions and taxes
Annual distributions of income and capital gains are made at the end of the year in which the income or gain is realized, or the beginning of the next year. Distributions made by the fund to an insurance company separate account, and exchanges and redemptions of fund shares by a separate account, ordinarily do not cause the corresponding contract holders to recognize income or gain for federal income tax purposes.
   Capital gains and dividends are distributed in cash or reinvested in additional fund shares, without a sales charge. The fund expects that fund shares will be held under a variable annuity contract or variable life insurance policy (each a “Policy” and together, the “Policies”) or qualified plan. Under current tax law, distributions that are left to accumulate in a variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Distributions made by the fund to an insurance company separate account, and exchanges and redemptions of fund shares made by a separate account, ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. Policy purchasers should review the accompanying contact prospectus for a discussion of the tax treatment applicable to a Policy.
   The fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. Further, the fund intends to meet certain diversification and investor control requirements applicable to mutual funds underlying variable insurance products. The requirements generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be satisfied under certain circumstances. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts. If the fund should fail to comply with the diversification or investor control requirements or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, policies invested in the fund would not be treated as annuity, endowment or life insurance contracts for federal tax purposes. Income and gain earned inside the policies in current and prior years would be taxed currently to the policyholders of the contracts and would remain taxable in future years as well, even if the fund were to become adequately diversified.
Legg Mason Partners Variable Investors Portfolio Class II Shares      19

   The fund intends to pay out all of its net investment income and net realized capital gains for each year. The fund normally pays dividends and distributes capital gains, if any, as follows:

	Income Dividend	Capital Gain	Distributions
Fund	Distributions	Distributions	Mostly From

Investors Portfolio	annually	annually	gain

   Participating insurance companies should consult their tax advisors about federal, state and local tax consequences.
20     Legg Mason Partners Fund

Financial highlights
The financial highlights table is intended to help you understand the performance of the fund’s Class I shares for the past five fiscal years. No information is presented for Class II shares (formerly Class IIA shares)* because there were no Class II shares outstanding as of December 31, 2007.** Class I and II shares are invested in the same portfolio of securities. The returns for Class II shares would be lower than those of Class I shares because Class II shares have higher expenses than Class I shares. The information for the year ended December 31, 2007 in the following table has been derived from the fund’s and the predecessor fund’s financial statements. These financial statements were audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial statements containing the information for each of the periods ended on or prior to December 31, 2004 in the following table were audited by another independent registered public accounting firm. Certain information reflects financial results for a single Class I share. Total return represents the rate that a shareholder would have earned (or lost) on the fund’s Class I shares assuming reinvestment of all dividends and distributions. Total returns do not reflect expenses associated with a separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. The financial information shown below for the periods prior to April 30, 2007 is that of the fund’s predecessor.

*	Effective April 30, 2007, Class IIA shares were renamed Class II shares.

**	All Class II shares of the fund in existence as of April 27, 2007 converted to Class I shares on the fund on April 27, 2007.

Financial Highlights
For a Class I share of beneficial interest outstanding throughout each year ended December 31:

Class I Shares	2007(1)	2006(1)(2)		2005(1)(2)	2004(1)(2)	2003(2)

Net Asset Value, Beginning of Year	$16.55	$14.54		$13.81	$12.69	$9.71

Income From Operations:
Net investment income	0.24	0.20		0.18	0.21	0.16
Net realized and unrealized gain	0.41	2.45		0.72	1.11	2.98

Total Income From Operations	0.65	2.65		0.90	1.32	3.14

Less Distributions From:
Net investment income	(0.22)	(0.26)		(0.17)	(0.20)	(0.16)
Net realized gains	(0.46)	(0.38)		—	—	—

Total Distributions	(0.68)	(0.64)		(0.17)	(0.20)	(0.16)

Net Asset Value, End of Year	$16.52	$16.55		$14.54	$13.81	$12.69

Total Return(3)	3.90%	18.26%		6.53%	10.38%	32.33%

Net Assets, End of Year (000s)	$507,638	$306,775		$339,529	$363,803	$287,808

Ratios to Average Net Assets:
Gross expenses	0.67%	0.75	% (4)	0.71%	0.77%	0.82%
Net expenses(5)	0.67	0.75	(4)(6)	0.71	0.77 (6)	0.82
Net investment income	1.38	1.30		1.32	1.57	1.51

Portfolio Turnover Rate	12%	22%		51%	38%	39%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Represents a share of capital stock outstanding prior to April 30, 2007.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

(4)	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have both been 0.72%.

(5)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares would not exceed 1.00%.

(6)	Reflects fee waivers and/or expense reimbursements.
Legg Mason Partners Variable Investors Portfolio Class II Shares      21

Legg Mason Partners Funds Privacy Policy
We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

   We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.
   With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.
   If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.
   [This page is not part of the prospectus.]
22     Legg Mason Partners Fund

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Shares of the fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This Prospectus should be read together with the prospectus for those contracts or plans.

(Investment Company Act
file no. 811-21128)
FD04188 04/08

Legg Mason Partners
Variable Investors Portfolio
Class II Shares

Additional information

You may visit the fund’s website at http://www.leggmason.com/individualinvestors for a free copy of the Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report, or to request other information.

Shareholder reports Additional information about the fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

Statement of additional information The SAI provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling Legg Mason Partners Shareholder Services at 800-451-2010, or by writing the fund at Legg Mason Partners Funds, 55 Water Street, New York, NY 10041.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington D.C., 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

PROSPECTUS April 28, 2008	Legg Mason Partners Variable Small Cap Growth Portfolio Class I Shares

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.	Shares of the fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This Prospectus should be read together with the prospectus for those contracts or plans.

INVESTMENT PRODUCTS: NOT FDIC INSURED•NO BANK GUARANTEE•MAY LOSE VALUE

Legg Mason Partners

Variable Small Cap Growth Portfolio Class I Shares

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name, effective April 30, 2007. Any information in this Prospectus relating to the fund prior to April 30, 2007 relates to the fund’s predecessor.

Investments, risks and performance
Investment objective
The fund seeks long-term growth of capital.
Principal investment strategies
Key investments
The fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies with small market capitalizations and related investments. For the purposes of this 80% policy, small capitalization companies are considered to be companies with market capitalization values not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund are still considered to be securities of small capitalization companies for purposes of the fund’s 80% policy. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of February 29, 2008, the market capitalization of companies included in the Russell 2000 Index ranged from approximately $0.025 billion to $7.379 billion.
   The fund may invest up to 20% of its assets in equity securities of companies that are not considered to be small capitalization companies. The fund may also invest up to 20% of its assets in non-convertible bonds, notes and debt securities and may invest up to 20% of its assets in securities of foreign issuers.
   This policy is non-fundamental and may be changed without shareholder approval. If the fund were to change its investment policy as to investing in 80% of its assets in equity securities of companies with small market capitalizations and related instruments, the fund’s policy is to notify shareholders at least 60 days prior to implementing the change.
How the portfolio managers select the fund’s investments
Selection process
The portfolio managers emphasize companies which they believe have favorable growth prospects and potential for significant capital appreciation. In selecting individual companies for investment, the portfolio managers look for:

•	Companies that either occupy a dominant position in an emerging industry or possess a growing market share in larger, fragmented industries;
•	Favorable sales and/or earnings growth trends;
•	High or improving return on capital;
•	Strong financial condition; and
•	Experienced and effective management.
Principal risks of investing in the fund
While investing in equity securities historically has produced greater average returns than investing in fixed income securities, small cap securities may involve added risks. Investors
2     Legg Mason Partners Funds

can lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

•	Small capitalization stocks fall out of favor with investors;
•	Recession or adverse economic trends adversely affect the earnings or financial condition of small companies;
•	The portfolio managers’ judgment about the attractiveness, growth prospects or potential appreciation of the fund’s investments proves to be incorrect; or

•	The fund experiences greater volatility of share price because of the fund’s focus on small cap companies.

   Compared to large cap companies, small cap companies and the market for their equity securities are more likely to:

☐	Be more sensitive to changes in earnings results and investor expectations;
☐	Have more limited product lines, capital resources and management depth;
☐	Experience sharper swings in market values;

☐	Be harder to sell at the times and prices the portfolio managers believe appropriate; and

☐	Offer greater potential for gain and loss.
   Growth securities typically are sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall.
   Equity investments may involve added risks and may not perform as well as other investments if any of the following occurs:

•	U.S. stock markets decline;

•	An adverse event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests; or

•	The portfolio managers’ judgment about the attractiveness, growth prospects or potential appreciation of a particular sector or stock proves to be incorrect.
   The fund also has additional risks associated with investing in fixed income securities and securities of foreign issuers.
Legg Mason Partners Variable Small Cap Growth Portfolio Class I Shares      3

Fund performance
The following shows summary performance information in a bar chart and an Average Annual Total Returns table. The returns shown in the bar chart and the Average Annual Total Returns table indicate the risks of investing in the fund’s Class I shares by showing changes in the performance of the fund’s Class I shares from year to year and by showing how the Class I shares’ average annual total returns compare with the returns of two broad-based securities market indexes. The performance information shown below includes that of the fund’s predecessor. Performance figures do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the returns would be lower than those shown. Please refer to the separate account prospectus or information provided by your qualified plan for more information on expenses. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.
Risk return bar chart
The bar chart returns shows the performance of the fund’s Class I shares for each of the full calendar years since its inception.
Total Return for Class I shares
Quarterly returns (for the periods shown in the bar chart):
Highest: 24.42% in 2nd quarter 2003; Lowest: (26.49)% in 3rd quarter 2002
4     Legg Mason Partners Funds

Comparative performance
The table indicates the risk of investing in Class I shares of the fund by comparing the average annual total return of Class I shares for the periods shown to that of the Russell 2000 Growth Index and the Russell 2000 Index. Effective April 28, 2008, the fund’s benchmark is the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth rates. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Growth Index is replacing the Russell 2000 Index as it considered more representative of how the fund is managed. Both indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.
Risk return table
This table assumes redemption of Class I shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns (calendar years ended December 31, 2007)

			Since	Inception
	1 Year	5 Years	Inception	Date

Class I shares	10.01%	17.40%	8.32%	11/8/99
Russell 2000 Growth Index	7.05%	16.50%	3.23%	11/8/99
Russell 2000 Index	(1.57)%	16.25%	8.23%	11/8/99

Fees and expenses
This table sets forth the fees and expenses you will pay if you invest in Class I shares of the fund. The fee table and expense example do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the returns would be lower and the overall fees and expenses would be higher than those shown. Detailed information about the cost of investing in this fund is presented in the accompanying contract prospectus through which the funds’s shares are offered to you.
Fee table

Shareholder Fees

(paid directly from your investment)

Maximum sales charge on purchases	Not Applicable

Maximum deferred sales charge on redemptions	Not Applicable

Legg Mason Partners Variable Small Cap Growth Portfolio Class I Shares      5

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)

Management fees	0.75%

Distribution and service (12b-1) fee	None

Other expenses(1)	0.35%

Total annual fund operating expenses†(2)	1.10%

†	Because of voluntary waivers and/or reimbursements, actual total operating expenses are not expected to exceed 1.00% (the “expense cap”). These voluntary fee waivers and reimbursements do not cover interest, brokerage, taxes and extraordinary expenses and may be reduced or terminated at any time. Effective January 1, 2008, the manager is permitted to recapture amounts previously waived or reimbursed by the manager to the fund during the same fiscal year if the fund’s Total Annual Operating Expenses have fallen to a level below the expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s Total Annual Operating Expenses exceeding the expense cap.

(1)	The amount set forth in “Other expenses” has been revised to reflect the estimated effect of additional prospectus and shareholder report printing and mailing expenses expected to be incurred by the fund going forward.

(2)	The expense ratio reflects certain one-time, non-recurring expenses for prior periods’ prospectus and shareholder report printing and mailing costs incurred relating to recent fiscal years. Without the effect of these adjustments, the expense ratio is estimated to be 0.96%.
Example
This example helps you compare the cost of investing in Class I shares of the fund with the costs of investing in other mutual funds. Your actual cost may be higher or lower. This example does not reflect expenses incurred from investing through a separate account or qualified plan. If the example included these expenses, the figure shown would be higher. The example assumes:

•	You invest $10,000 for the period shown.

•	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for this example and is not a prediction of future performance.

•	You reinvest all distributions and dividends without a sales charge.
•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

Number of Years You Own Your Class I Shares

	1 year	3 years	5 years	10 years

Your costs would be (with or without redemption)	$112	$320	$545	$1,191

6     Legg Mason Partners Funds

More on the fund’s investments
The section “Investment risks and performance” describes the fund’s investment objective and its principal investment strategies and risks. This section provides some additional information about the fund’s investments and certain investment management techniques the fund may use. The fund’s investment objective may be changed by the fund’s Board of Trustees (the “Board”) without shareholder or policy holder approval.
Equity investments
Subject to its particular investment policies, the fund may invest in all types of equity securities. Equity securities include common stocks traded on an exchange or in the over-the-counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts. Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. See “Foreign and emerging market investments” below for the general risks of foreign investing.
Fixed income investments
Subject to its particular investment policies, the fund may invest in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, loan participations and assignments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions. See “Foreign and emerging markets investments” below for the general risks of foreign investing.
   Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
Credit quality
Securities are rated by different agencies and if a security receives different ratings from these agencies, the fund will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time the fund purchases a fixed income security. The fund may choose not to sell securities that are downgraded after their purchase below the fund’s minimum acceptable credit rating. The fund’s credit standards also apply to counterparties to over-the-counter derivatives contracts. Except as otherwise indicated, convertible securities are not subject to any minimum credit quality requirements.
Legg Mason Partners Variable Small Cap Growth Portfolio Class I Shares      7

Investment grade securities
Securities are investment grade if they:

•	Are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization;
•	Have received a comparable short-term or other rating; or

•	Are unrated securities that the portfolio managers believe are of comparable quality to investment grade securities.

Foreign and emerging market investments
The fund may invest in foreign securities, including emerging market issuers, or invest in depositary receipts. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly. Investing in foreign issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

•	Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices;
•	Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the portfolio managers may not be able to sell the fund’s portfolio securities in amounts and at prices the portfolio managers consider reasonable or the fund may have difficulty determining the fair value of its securities;
•	The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading;
•	The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession; and
•	Economic, political and social developments may adversely affect non-U.S. securities markets.
Derivatives and hedging techniques
The fund may use derivative contracts, including, but not limited to, futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate, currency or credit default swaps. The fund does not use derivatives as a primary investment technique and may use them to hedge, including against the economic impact of adverse changes in the market value of its securities due to changes in stock market prices, currency exchange rates or interest rates. However, the fund may use derivatives for a variety of purposes including:

•	As a substitute for buying or selling securities; or
•	To enhance the fund’s return as a non-hedging strategy that may be considered speculative.
   A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s
8     Legg Mason Partners Funds

market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.
Short sales
The fund may sell securities short from time to time. The fund may hold no more than 25% of the fund’s net assets (taken at the then-current market value) as required collateral for such sales at any one time. A short sale is a transaction in which the fund sells securities it does not own in anticipation of a decline in the market price of the securities. A short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. If the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security, the fund will incur a loss; conversely, if the price declines, the fund will realize a gain. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.
Temporary defensive investing
The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.
Portfolio turnover
The fund may engage in active and frequent trading to achieve its principal investment objective. Frequent trading increases transaction costs, which include not only brokerage commissions and market spreads, but market impact costs and opportunity costs, and may be substantial. Transaction costs are not included in the fund’s annual operating expenses shown in the fund’s fee table in this Prospectus but do detract from the fund’s performance. The “Financial highlights” section of this Prospectus shows the fund’s historical portfolio turnover rate.
Other investments
The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information (the “SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.
Portfolio holdings
The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.
Legg Mason Partners Variable Small Cap Growth Portfolio Class I Shares      9

Management
Legg Mason Partners Fund Advisor, LLC (“LMPFA”or the “manager”) with offices at 620 Eighth Avenue, New York, New York 10018, is the fund’s investment manager. LMPFA provides administrative and certain oversight services to the fund and manages the fund’s cash and short-term instruments. LMPFA also serves as the investment manager of certain other Legg Mason-sponsored funds. As of December 31, 2007, LMPFA’s total assets under management were approximately $193 billion.
   ClearBridge Advisors, LLC (“ClearBridge” or the “subadviser”) provides the day-to-day portfolio management of the fund. ClearBridge has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that was formed to succeed to the equity securities portfolio management business of Citigroup Asset Management (“CAM”), which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005. As of December 31, 2007, ClearBridge had aggregate assets under management of approximately $100.5 billion.
   LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are located at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2007, Legg Mason’s asset management operation had aggregate assets under management of approximately $998 billion.
The portfolio managers
The portfolio managers are primarily responsible for the day-to-day operation of the fund.

Portfolio Managers	Portfolio Manager Since	Past 5 years’ business experience

Jeffrey J. Russell, CFA	February 2007	Mr. Russell is a Managing Director and Senior Portfolio Manager of ClearBridge. He has 26 years of industry experience. Mr. Russell joined a predecessor of the subadviser in 1990 and was previously employed by Drexel Burnham Lambert as a Global Portfolio Manager.

Aram E. Green	February 2007	Mr. Green is a Director and Equity Analyst of ClearBridge. He has 6 years of investment industry experience. Mr. Green joined ClearBridge in 2006 and was previously an equity analyst with Hygrove Partners LLC.

The SAI provides information about the compensation of the portfolio managers, other accounts they manage, and any fund shares held by the portfolio managers.
Management fees
During the fund’s fiscal year ended December 31, 2007, the fund paid an effective management fee, after waiver and reimbursements, of 0.73% of the fund’s average daily net assets for investment management services.
   A discussion regarding the basis for the Board’s approval of the fund’s current management and subadvisory agreements is available in the fund’s Annual Report for the fiscal year ended December 31, 2007.
10     Legg Mason Partners Funds

Distributor
Legg Mason Investor Services, LLC (“LMIS” or “distributor”), a wholly-owned broker-dealer subsidiary of Legg Mason, is the fund’s sole and exclusive distributor.
   The fund’s manager or an affiliate may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The manager or an affiliate may also make payments for marketing, promotional or related expenses. The amount of these payments is determined by the manager or an affiliate and may be substantial. The distributor may make similar payments under similar arrangements.
   The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.
Recent developments
On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management, LLC (“SBFM”), the then-investment adviser or manager to the fund, and Citigroup Global Markets Inc. (“CGMI”), a former distributor of the fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).
   The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup Inc. (“Citigroup”) business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.
   SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC
Legg Mason Partners Variable Small Cap Growth Portfolio Class I Shares      11

censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.
   The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.
   Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.
   The fund is not an Affected Fund. Therefore, it did not implement the transfer agent arrangements described above and will not receive any portion of distributions.
   On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.
12     Legg Mason Partners Funds

Share transactions
Availability of the fund
Shares of the fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies or through eligible pension or other qualified plans.
   The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The fund’s Board currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life product. Nevertheless, the fund’s Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts and plans might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if it is found by the fund’s Board to be in the best interests of the fund’s shareholders.
   The fund reserves the right to reject any specific purchase order.
   The fund offers Class II shares through a separate prospectus. Class II shares are sold subject to a distribution fee and are also available only through policies established and maintained by insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to certain qualified retirement and pension plans.
   Certain insurance companies may have selected, and the distributor may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributor or its affiliates to such insurance company would decrease.
Redemption of shares
The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund or its agent of a redemption order from a separate account or plan, which may be more or less than the price paid for the shares. The fund will ordinarily make payments within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account or plan on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange (the “NYSE”) is closed or as permitted by the SEC in extraordinary circumstances.
Subject to applicable law, the fund may, with prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.
Frequent purchases and redemptions of fund shares
Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio
Legg Mason Partners Variable Small Cap Growth Portfolio Class I Shares      13

managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.
   Because of the potential harm to funds in the Legg Mason Partners funds complex and their long-term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of portfolio shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds within the fund complex. In the event that an exchange request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.
   Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected within the fund complex. A committee established by the manager administers the policy. The policy provides that the committee will use its best efforts to restrict a shareholder’s trading privileges in the Legg Mason Partners funds complex if that shareholder has engaged in a total of four or more “Round Trips” (as defined below) across all Legg Mason Partners funds during any rolling 12-month period. However, the committee has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the committee may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the funds.
   A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into the fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of
14     Legg Mason Partners Funds

the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. For purposes of these policies and procedures, the Legg Mason Partners funds complex also includes certain Western Asset funds and Barrett Opportunity Fund, Inc., but does not include money market funds in the fund complex.
   The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts and qualified pension and retirement plans. The policies apply to any account, whether an individual account, accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, and accounts held through intermediaries such as insurance company separate accounts, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The fund’s distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading. These agreements took effect on October 16, 2007.
   The fund’s policies also require personnel such as the portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.
   The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the fund’s Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that its Board may adopt in the future.
Legg Mason Partners Variable Small Cap Growth Portfolio Class I Shares      15

Share price
The fund’s net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. The fund calculates its net asset value every day the NYSE is open. Net asset value is calculated separately for each class of shares. This calculation is done when regular trading closes on the NYSE (normally 4 p.m., Eastern time). If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The NYSE is closed on certain holidays listed in the SAI.
   The fund’s Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.
   The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the manager believes these valuations typically reflect the largest trading volume in the foreign currency market. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the fund’s Board. Because the fund may invest in securities that may be thinly traded, for which market quotations may not be readily available or may be unreliable — such as securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) — it may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign
16     Legg Mason Partners Funds

equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.
   Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.
   The fund may invest in securities that are listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.
   In order to buy, redeem or exchange shares at that day’s price, an insurance company separate account or a qualified plan, as agent for the fund, must receive the orders from its underlying account holders before the NYSE closes. If the NYSE closes early, the orders must be received prior to the actual closing time. Otherwise, the investor will receive the next business day’s price. The insurance company separate account or qualified plan must then transmit orders received prior to the NYSE close to the fund’s transfer agent before the transfer agent’s close of business.
Legg Mason Partners Variable Small Cap Growth Portfolio Class I Shares      17

Dividends, distributions and taxes
Annual distributions of income and capital gains are made at the end of the year in which the income or gain is realized, or the beginning of the next year. Distributions made by the fund to an insurance company separate account, and exchanges and redemptions of fund shares by a separate account, ordinarily do not cause the corresponding contract holders to recognize income or gain for federal income tax purposes.
   Capital gains and dividends are distributed in cash or reinvested in additional fund shares, without a sales charge. The fund expects that fund shares will be held under a variable annuity contract or variable life insurance policy (each a “Policy” and together, the “Policies”) or qualified plan. Under current tax law, distributions that are left to accumulate in a variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Distributions made by the fund to an insurance company separate account, and exchanges and redemptions of fund shares made by a separate account, ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. Policy purchasers should review the accompanying contact prospectus for a discussion of the tax treatment applicable to a Policy.
   The fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. Further, the fund intends to meet certain diversification and investor control requirements applicable to mutual funds underlying variable insurance products. The requirements generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be satisfied under certain circumstances. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts. If the fund should fail to comply with the diversification or investor control requirements or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, policies invested in the fund would not be treated as annuity, endowment or life insurance contracts for federal tax purposes. Income and gain earned inside the policies in current and prior years would be taxed currently to the policyholders of the contracts and would remain taxable in future years as well, even if the fund were to become adequately diversified.
18     Legg Mason Partners Funds

   The fund intends to pay out all of its net investment income and net realized capital gains for each year. The fund normally pays dividends and distributes capital gains, if any, as follows:

	Income Dividend	Capital Gain	Distributions
Fund	Distributions	Distributions	Mostly From

Small Cap Growth Portfolio	annually	annually	gain

Participating insurance companies should consult their tax advisors about federal, state and local tax consequences.
Legg Mason Partners Variable Small Cap Growth Portfolio Class I Shares      19

Financial highlights
The financial highlights table is intended to help you understand the performance of the fund’s Class I shares for the past five fiscal years. The information in the following table has been derived from the fund’s and the predecessor fund’s financial statements. These financial statements were audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial statements containing the information for each of the periods ended on or prior to December 31, 2004 in the following table were audited by another independent registered public accounting firm. Certain information reflects financial results for a single Class I share. Total return represents the rate that a shareholder would have earned (or lost) on a Class I share assuming reinvestment of all dividends and distributions. Total returns do not reflect expenses associated with a separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. The financial information shown below for the periods prior to April 30, 2007 is that of the fund’s predecessor.

Financial Highlights
For a Class I share of beneficial interest outstanding throughout each year ended December 31:

Class I Shares	2007(1)	2006(1)(2)		2005(1)(2)	2004(2)		2003(1)(2)

Net Asset Value, Beginning of Year	$14.66	$13.64		$14.09	$12.25		$8.22

Income (Loss) From Operations:
Net investment loss	(0.02)	(0.03)		(0.01)	(0.00	)(3)	(0.06)
Net realized and unrealized gain	1.50	1.78		0.70	1.84		4.09

Total Income From Operations	1.48	1.75		0.69	1.84		4.03

Less Distributions From:
Net realized gains	(1.11)	(0.73)		(1.14)	—		—

Total Distributions	(1.11)	(0.73)		(1.14)	—		—

Net Asset Value, End of Year	$15.03	$14.66		$13.64	$14.09		$12.25

Total Return(4)	10.01%	12.77%		4.89%	15.02%		49.03	% (5)

Net Assets, End of Year (000s)	$142,601	$77,815		$72,690	$66,350		$42,035

Ratios to Average Net Assets:
Gross expenses	0.88%	1.02	% (6)	0.97%	1.03%		1.26%
Net expenses(7)	0.88	1.02	(6)(8)	0.97	1.03		1.26
Net investment income (loss)	(0.12)	(0.23)		(0.09)	0.01		(0.58)

Portfolio Turnover Rate	63%	96%		116%	129%		147%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Represents a share of capital stock outstanding prior to April 30, 2007.

(3)	Amount represents less than $0.01 per share.

(4)	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

(5)	0.12% of the fund’s total return resulted from advisory reimbursements as a result of investments not meeting the investment policy of the Fund.

(6)	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the year. Without these fees, the gross and net expense ratios would both have been 0.96%.

(7)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 1.00%. Prior to April 30, 2007, the expense limitation was 1.50%.

(8)	Reflects fee waivers and/or expense reimbursements.
20     Legg Mason Partners Funds

Legg Mason Partners Funds Privacy Policy
We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

   We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.
   With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.
   If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.
   [This page is not part of the prospectus.]
Legg Mason Partners Variable Small Cap Growth Portfolio Class I Shares      21

Shares of the fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This Prospectus should be read together with the prospectus for those contracts or plans.

(Investment Company Act
file no. 811-21128)
FDO4189 04/08

Legg Mason Partners
Variable Small Cap Growth
Portfolio Class I Shares

Additional information

You may visit the fund’s website at http://www.leggmason.com/individualinvestors for a free copy of the Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report, or to request other information.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

Statement of additional information The SAI provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling Legg Mason Partners Shareholder Services at 1-800-451-2010, or by writing the fund at Legg Mason Partners Funds, 55 Water Street, New York, NY 10041.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington D.C., 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

PROSPECTUS April 28, 2008	Legg Mason Partners Variable Small Cap Growth Portfolio Class II Shares

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.	Shares of the fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This Prospectus should be read together with the prospectus for those contracts or plans.

INVESTMENT PRODUCTS: NOT FDIC INSURED•NO BANK GUARANTEE•MAY LOSE VALUE

Legg Mason Partners
Variable Small Cap Growth
Portfolio Class II Shares

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name effective April 30, 2007. Any information in this Prospectus relating to the fund prior to April 30, 2007 relates to the fund’s predecessor.

Investments, risks and performance
Investment objective
The fund seeks long-term growth of capital.
Key investments
The fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies with small market capitalizations and related investments. For the purposes of this 80% policy, small capitalization companies are considered to be companies with market capitalization values not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund are still considered to be securities of small capitalization companies for purposes of the fund’s 80% policy. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of February 29, 2008, the market capitalization of companies included in the Russell 2000 Index ranged from approximately $0.025 billion to $7.379 billion.
   The fund may invest up to 20% of its assets in equity securities of companies that are not considered to be small capitalization companies. The fund may also invest up to 20% of its assets in non-convertible bonds, notes and debt securities and may invest up to 20% of its assets in securities of foreign issuers.
   This policy is non-fundamental and may be changed without shareholder approval. If the fund were to change its investment policy as to investing in 80% of its assets in equity securities of companies with small market capitalizations and related instruments, the fund’s policy is to notify shareholders at least 60 days prior to implementing the change.
How the portfolio managers select the fund’s investments
The portfolio managers emphasize companies which they believe have favorable growth prospects and potential for significant capital appreciation. In selecting individual companies for investment, the portfolio managers look for:

•	Companies that either occupy a dominant position in an emerging industry or possess a growing market share in larger, fragmented industries;
•	Favorable sales and/or earnings growth trends;
•	High or improving return on capital;
•	Strong financial condition; and
•	Experienced and effective management.
Principal risks of investing in the fund
While investing in equity securities historically has produced greater average returns than investing in fixed income securities, small cap securities may involve added risks. Investors
2     Legg Mason Partners Fund

can lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

•	Small capitalization stocks fall out of favor with investors;
•	Recession or adverse economic trends adversely affect the earnings or financial condition of small companies;
•	The portfolio managers’ judgment about the attractiveness, growth prospects or potential appreciation of the fund’s investments proves to be incorrect; or

•	The fund experiences greater volatility of share price because of the fund’s focus on small cap companies.

   Compared to large cap companies, small cap companies and the market for their equity securities are more likely to:

•	Be more sensitive to changes in earnings results and investor expectations;
•	Have more limited product lines, capital resources and management depth;
•	Experience sharper swings in market values;

•	Be harder to sell at the times and prices the portfolio managers believes appropriate; and

•	Offer greater potential for gain and loss.
   Growth securities typically are sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall.
   Equity investments may involve added risks and may not perform as well as other investments if any of the following occurs:

•	U.S. stock markets decline;

•	An adverse event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests; or

•	The portfolio managers’ judgment about the attractiveness, growth prospects or potential appreciation of a particular sector or stock proves to be incorrect.
   The fund also has additional risks associated with investing in fixed income securities and securities of foreign issuers.
Legg Mason Partners Variable Small Cap Growth Portfolio Class II Shares      3

Fund performance
The following shows summary performance information in a bar chart and an Average Annual Total Returns table. The returns shown in the bar chart and table below are for the Class I shares of the fund (which are offered in a separate prospectus) because Class II shares do not have a full calendar year of performance as of December 31, 2007. Class I and Class II shares are invested in the same class of securities. However, the returns for Class II shares would differ from those of Class I only to the extent that Class II shares have higher expenses than Class I shares. The information provides an indication of the risks of investing in the fund by showing the changes in the Class I shares’ performance from year to year and by showing how the Class I shares’ average annual total returns compare with the returns of two broad-based securities market indexes. The performance information shown below includes that of the fund’s predecessor. Performance figures do not reflect the expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the returns would be lower than those shown. Please refer to the separate account prospectus or information provided by your qualified plan for more information on expenses. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.
Risk return bar chart
The bar chart shows the performance of the fund’s Class I shares for each of the full calendar years since its inception.
Total Return for Class II shares
Quarterly returns (for the periods shown in the bar chart):
Highest: 24.42% in 2nd quarter 2003; Lowest: (26.49)% in 3rd quarter 2002
4     Legg Mason Partners Fund

Comparative performance
The table indicates the risk of investing in the fund’s Class I shares by comparing the average annual total return for the periods shown to that of the Russell 2000 Growth Index and the Russell 2000 Index. Effective April 28, 2008, the fund’s benchmark is the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth rates. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Growth Index is replacing the Russell 2000 Index as it considered more representative of how the fund is managed. Both indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.
Risk return table
This table assumes the redemption of Class I shares at the ending the period and the reinvestments of distributions and dividends.

Average Annual Total Returns (calendar years ended December 31, 2007)

			Since	Inception
	1 Year	5 Years	Inception	Date

Class I shares*	10.01%	17.40%	8.32%	11/8/99

Russell 2000 Growth Index	7.05%	16.50%	3.23%	11/8/99

Russell 2000 Index	(1.57)%	16.25%	8.23%	11/8/99

*	Class I shares are not offered in this Prospectus. Class I and Class II shares are invested in the same portfolio of securities but Class II shares are expected to have higher expenses and correspondingly lower annual returns.
Legg Mason Partners Variable Small Cap Growth Portfolio Class II Shares      5

Fees and expenses
This table sets forth the fees and expenses you will pay if you invest in Class II shares of the fund. The fee table and expense example do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the returns would be lower and the overall fees and expenses would be higher than those shown. Detailed information about the cost of investing in this fund is presented in the accompanying contract prospectus through which the funds’s shares are offered to you.
Fee table

Shareholder Fees

(paid directly from your investment)

Maximum sales charge on purchases	Not Applicable

Maximum deferred sales charge on redemptions	Not Applicable

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)

Management fees	0.75%

Distribution and service (12b-1) fee	0.25%

Other expenses(1)	0.25%

Total annual fund operating expenses†	1.25%

†	Because of voluntary waivers and/or reimbursements, actual total operating expenses are not expected to exceed 1.25% (the “expense cap”). These voluntary fee waivers and reimbursements do not cover interest, brokerage, taxes and extraordinary expenses and may be reduced or terminated at any time. Effective January 1, 2008, the manager is permitted to recapture amounts previously waived or reimbursed by the manager to the fund during the same fiscal year if the fund’s Total Annual Operating Expenses have fallen to a level below the expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s Total Annual Operating Expenses exceeding the expense cap.

(1)	Other expenses have been estimated because the number of Class II shares outstanding on December 31, 2007 was minimal.
6     Legg Mason Partners Fund

Example
This example helps you compare the cost of investing in Class II shares of the fund with the cost of investing in other mutual funds. Your actual cost may be higher or lower. This example does not reflect expenses incurred from investing through a separate account or qualified plan. If the example included these expenses, the figure shown would be higher. The example assumes:

•	You invest $10,000 for the period shown.

•	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for this example and is not a prediction of future performance.

•	You reinvest all distributions and dividends without a sales charge.
•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

Number of Years You Own Your Class II Shares

	1 Year	3 Years	5 Years	10 Years

Your costs would be (with or without redemption)	$127	$396	$686	$1,511

Legg Mason Partners Variable Small Cap Growth Portfolio Class II Shares      7

More on the fund’s investments
The section “Investments, risks and performance” describes the fund’s investment objective and its principal investment strategies and risks. This section provides some additional information about the fund’s investments and certain investment management techniques the fund may use. The fund’s investment objective may be changed by the fund’s Board of Trustees (the “Board”) without shareholder or policy holder approval.
Equity investments
Subject to its particular investment policies, the fund may invest in all types of equity securities. Equity securities include common stocks traded on an exchange or in the over-the-counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts. Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. See “Foreign and emerging market investments” below for the general risks of foreign investing.
Fixed income investments
Subject to its particular investment policies, the fund may invest in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, loan participations and assignments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions. See “Foreign and emerging markets investments” below for the general risks of foreign investing.
   Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
Credit quality
Securities are rated by different agencies and if a security receives different ratings from these agencies, the fund will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time the fund purchases a fixed income security. The fund may choose not to sell securities that are downgraded after their purchase below the fund’s minimum acceptable credit rating. The fund’s credit standards also apply to counterparties to over-the-counter derivatives contracts. Except as otherwise indicated, convertible securities are not subject to any minimum credit quality requirements.
8     Legg Mason Partners Fund

Investment grade securities
Securities are investment grade if they:

•	Are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization;
•	Have received a comparable short-term or other rating; or

•	Are unrated securities that the portfolio managers believe are of comparable quality to investment grade securities.

Foreign and emerging market investments
The fund may invest in foreign securities, including emerging market issuers, or invest in depositary receipts. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly. Investing in foreign issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

•	Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices;
•	Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the portfolio managers may not be able to sell the fund’s portfolio securities in amounts and at prices the portfolio managers consider reasonable or the fund may have difficulty determining the fair value of its securities;
•	The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading;
•	The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession; and
•	Economic, political and social developments may adversely affect non-U.S. securities markets.
Derivatives and hedging techniques
The fund may use derivative contracts, including, but not limited to, futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate, currency or credit default swaps. The fund does not use derivatives as a primary investment technique and may use them to hedge, including against the economic impact of adverse changes in the market value of its securities due to changes in stock market prices, currency exchange rates or interest rates. However, the fund may use derivatives for a variety of purposes including:

•	As a substitute for buying or selling securities; or
•	To enhance the fund’s return as a non-hedging strategy that may be considered speculative.
   A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s
Legg Mason Partners Variable Small Cap Growth Portfolio Class II Shares      9

market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.
Short sales
The fund may sell securities short from time to time. The fund may hold no more than 25% of the fund’s net assets (taken at the then-current market value) as required collateral for such sales at any one time. A short sale is a transaction in which the fund sells securities it does not own in anticipation of a decline in the market price of the securities. A short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. If the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security, the fund will incur a loss; conversely, if the price declines, the fund will realize a gain. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.
Temporary defensive investing
The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.
Portfolio turnover
The fund may engage in active and frequent trading to achieve its principal investment objective. Frequent trading increases transaction costs, which include not only brokerage commissions and market spreads, but market impact costs and opportunity costs, and may be substantial. Transaction costs are not included in the fund’s annual operating expenses shown in the fund’s fee table in this Prospectus but do detract from the fund’s performance. The “Financial highlights” section of this Prospectus shows the fund’s historical portfolio turnover rate.
Other investments
The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information (the “SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.
Portfolio holdings
The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.
10     Legg Mason Partners Fund

Management
Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) with offices at 620 Eighth Avenue, New York, New York 10018, is the fund’s investment manager. LMPFA provides administrative and certain oversight services to the fund and manages the fund’s cash and short-term instruments. LMPFA also serves as the investment manager of certain other Legg Mason-sponsored funds. As of December 31, 2007, LMPFA’s total assets under management were approximately $193 billion.
   ClearBridge Advisors, LLC (“ClearBridge” or the “subadviser”) provides the day-to-day portfolio management of the fund. ClearBridge has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that was formed to succeed to the equity securities portfolio management business of Citigroup Asset Management (“CAM”), which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005. As of December 31, 2007, ClearBridge had aggregate assets under management of approximately $100.5 billion.
   LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are located at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2007, Legg Mason’s asset management operation had aggregate assets under management of approximately $998 billion.
The portfolio managers
The portfolio managers are primarily responsible for the day-to-day operation of the fund.

Portfolio Managers	Portfolio Manager Since	Past 5 years’ business experience

Jeffrey J. Russell, CFA	February 2007	Mr. Russell is a Managing Director and Senior Portfolio Manager of ClearBridge. He has 26 years of industry experience. Mr. Russell joined a predecessor of the subadviser in 1990 and was previously employed by Drexel Burnham Lambert as a Global Portfolio Manager.

Aram E. Green	February 2007	Mr. Green is a Director and Equity Analyst of ClearBridge. He has 6 years of investment industry experience. Mr. Green joined ClearBridge in 2006 and was previously an equity analyst with Hygrove Partners LLC.

The SAI provides information about the compensation of the portfolio managers, other accounts they manage, and any fund shares held by the portfolio managers.
Management fees
During the fund’s fiscal year ended December 31, 2007, the fund paid an effective management fee, after waiver and reimbursements, of 0.73% of the fund’s average daily net assets for investment management services.
Legg Mason Partners Variable Small Cap Growth Portfolio Class II Shares      11

   A discussion regarding the basis for the Board’s approval of the fund’s current management and subadvisory agreements is available in the fund’s Annual Report for the fiscal year ended December 31, 2007.
Distributor
Legg Mason Investor Services, LLC (“LMIS” or “distributor”), a wholly-owned broker-dealer subsidiary of Legg Mason, is the fund’s sole and exclusive distributor.
   The fund has adopted a Rule 12b-1 distribution plan for Class II shares. Under the plan, Class II shares of the fund are subject to a distribution fee of 0.25% of the average daily net assets of the Class. The plan allows Class II shares of the fund to bear distribution fees in connection with the sale and distribution of Class II shares. It also allows the fund to pay for services to Class II shareholders. This fee is an ongoing expense and, over time may cost you more than paying other types of sales charges.
   In addition, the fund’s distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The fund’s manager or an affiliate may make similar payments under similar arrangements.
   The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.
Recent developments
On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management, LLC (“SBFM”), the then-investment adviser or manager to the fund, and Citigroup Global Markets Inc. (“CGMI”), a former distributor of the fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).
   The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; CAM, the Citigroup Inc. (“Citigroup”) business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that
12     Legg Mason Partners Fund

SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability.
   The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.
   The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.
   Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.
   The fund is not an Affected Fund. Therefore, it did not implement the transfer agent arrangements described above and will not receive any portion of distributions.
   On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.
Legg Mason Partners Variable Small Cap Growth Portfolio Class II Shares      13

Share transactions
Availability of the fund
Shares of the fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies or through eligible pension or other qualified plans.
   The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The fund’s Board currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the fund’s Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts and plans might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if it is found by the fund’s Board to be in the best interests of the fund’s shareholders.
   The fund reserves the right to reject any specific purchase order.
   The fund offers Class I shares through a separate prospectus. Class I shares are not subject to a distribution fee and also are only available through separate accounts established and maintained by insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to certain qualified retirement and pension plans.
   Certain insurance companies may have selected, and the distributor may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributor or its affiliates to such insurance company would decrease.
Redemption of shares
The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account or plan which may be more or less than the price paid for the shares. The fund will ordinarily make payments within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account or plan on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange (the “NYSE”) is closed or as permitted by the SEC in extraordinary circumstances.
   Subject to applicable law, the fund may, with prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.
Frequent purchases and redemptions of fund shares
Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For
14     Legg Mason Partners Fund

example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.
   Because of the potential harm to funds in the Legg Mason Partners funds complex and their long-term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of portfolio shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds within the fund complex. In the event that an exchange request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.
   Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected within the fund complex. A committee established by the manager administers the policy. The policy provides that the committee will use its best efforts to restrict a shareholder’s trading privileges in the Legg Mason Partners funds complex if that shareholder has engaged in a total of four or more “Round Trips” (as defined below) across all Legg Mason Partners funds during any rolling 12-month period. However, the committee has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the committee may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the funds.
   A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into the fund followed by a sale (including redemptions and exchanges) of the same or a similar
Legg Mason Partners Variable Small Cap Growth Portfolio Class II Shares      15

number of shares out of the fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. For purposes of these policies and procedures, the Legg Mason Partners funds complex also includes certain Western Asset funds and Barrett Opportunity Fund, Inc., but does not include money market funds in the fund complex.
   The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts and qualified pension and retirement plans. The policies apply to any account, whether an individual account, accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, and accounts held through intermediaries such as insurance company separate accounts, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The fund’s distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading. These agreements took effect on October 16, 2007.
   The fund’s policies also require personnel such as the portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.
   The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the fund’s Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that it’s Board may adopt in the future.
16     Legg Mason Partners Fund

Share price
The fund’s net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. The fund calculates its net asset value every day the NYSE is open. Net asset value is calculated separately for each class of shares. This calculation is done when regular trading closes on the NYSE (normally 4 p.m., Eastern time). If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The NYSE is closed on certain holidays listed in the SAI.
   The fund’s Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.
   The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the manager believes these valuations typically reflect the largest trading volume in the foreign currency market. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the fund’s Board. Because the fund may invest in securities that may be thinly traded, for which market quotations may not be readily available or may be unreliable — such as securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) it may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a
Legg Mason Partners Variable Small Cap Growth Portfolio Class II Shares      17

fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.
   Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.
   The fund may invest in securities that are listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.
   In order to buy, redeem or exchange shares at that day’s price, an insurance company separate account or a qualified plan, as agent for the fund, must receive the orders from its underlying account holders before the NYSE closes. If the NYSE closes early, the orders must be received prior to the actual closing time. Otherwise, the investor will receive the next business day’s price. The insurance company separate account or qualified plan must then transmit orders received prior to the NYSE close to the fund’s transfer agent before the transfer agent’s close of business.
18     Legg Mason Partners Fund

Dividends, distributions and taxes
Annual distributions of income and capital gains are made at the end of the year in which the income or gain is realized, or the beginning of the next year. Distributions made by the fund to an insurance company separate account, and exchanges and redemptions of fund shares by a separate account, ordinarily do not cause the corresponding contract holders to recognize income or gain for federal income tax purposes.
   Capital gains and dividends are distributed in cash or reinvested in additional fund shares, without a sales charge. The fund expects that fund shares will be held under a variable annuity contract or variable life insurance policy (each a “Policy” and together, the “Policies”) or qualified plan. Under current tax law, distributions that are left to accumulate in a variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Distributions made by the fund to an insurance company separate account, and exchanges and redemptions of fund shares made by a separate account, ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. Policy purchasers should review the accompanying contact prospectus for a discussion of the tax treatment applicable to a Policy.
   The fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. Further, the fund intends to meet certain diversification and investor control requirements applicable to mutual funds underlying variable insurance products. The requirements generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be satisfied under certain circumstances. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts. If the fund should fail to comply with the diversification or investor control requirements or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, policies invested in the fund would not be treated as annuity, endowment or life insurance contracts for federal tax purposes. Income and gain earned inside the policies in current and prior years would be taxed currently to the policyholders of the contracts and would remain taxable in future years as well, even if the fund were to become adequately diversified.
Legg Mason Partners Variable Small Cap Growth Portfolio Class II Shares      19

   The fund intends to pay out all of its net investment income and net realized capital gains for each year. The fund normally pays dividends and distributes capital gains, if any, as follows:

	Income Dividend	Capital Gain	Distributions
Fund	Distributions	Distributions	Mostly From

Small Cap Growth Portfolio	annually	annually	gain

Participating insurance companies should consult their tax advisors about federal, state and local tax consequences.
20     Legg Mason Partners Fund

Financial highlights
The financial highlights table is intended to help you understand the performance of the fund’s Class II shares for the period since inception. The information in the following table has been derived from the fund’s and the predecessor fund’s financial statements. These financial statements were audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single Class II share. Total return represents the rate that a shareholder would have earned (or lost) on a Class II share assuming reinvestment of all dividends and distributions. Total returns do not reflect expenses associated with a separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. The financial information shown below for the periods prior to April 30, 2007 is that of the fund’s predecessor.

Financial Highlights (continued)
For a Class II share of beneficial interest outstanding throughout the year ended December 31, unless otherwise noted:

Class II Shares(1)(2)	2007

Net Asset Value, Beginning of Period	$15.27

Income (Loss) From Operations:
Net investment loss	(0.00	) (3)
Net realized and unrealized gain	0.84

Total Income From Operations	0.84

Less Distributions From:
Net realized gains	(1.11)

Total Distributions	(1.11)

Net Asset Value, End of Period	$15.00

Total Return(4)	5.42%

Net Assets, End of Period (000s)	$9

Ratios to Average Net Assets:
Gross expenses	497.37	% (7)
Net expenses(5)(6)	1.19	(7)
Net investment loss	(0.32	) (7)

Portfolio Turnover Rate	63%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period February 2, 2007 (inception date) to December 31, 2007.

(3)	Amount represents less than $0.01 per share.

(4)	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class II shares will not exceed 1.25%.

(6)	Reflects fee waivers and/or expense reimbursements.

(7)	Annualized.

Legg Mason Partners Variable Small Cap Growth Portfolio Class II Shares      21

Legg Mason Partners Funds Privacy Policy
We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

   We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.
   With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.
   If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.
   [This page is not part of the prospectus.]
22     Legg Mason Partners Fund

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Shares of the fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This Prospectus should be read together with the prospectus for those contracts or plans.

(Investment Company Act
file no. 811-21128)
FD04182 04/08

Legg Mason Partners
Variable Small Cap Growth
Portfolio Class II Shares

Additional information

You may visit the fund’s website at http://www.leggmason.com/individualinvestors for a free copy of the Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report, or to request other information.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

Statement of additional information The SAI provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling Legg Mason Partners Shareholder Services at 1-800-451-2010, or by writing the fund at Legg Mason Partners Funds, 55 Water Street, New York, NY 10041.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington D.C., 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

April 28, 2008

STATEMENT OF ADDITIONAL INFORMATION

LEGG MASON PARTNERS VARIABLE EQUITY TRUST

Legg Mason Partners Variable Investors Portfolio
Legg Mason Partners Variable Small Cap Growth Portfolio

55 Water Street
New York, New York 10041
800-451-2010

This Statement of Additional Information (the “SAI”) expands upon and supplements the information contained in the current prospectuses of Legg Mason Partners Variable Investors Portfolio (“Investors Portfolio”) and Legg Mason Partners Variable Small Cap Growth Portfolio (“Small Cap Growth Portfolio”) (each, a “fund” and collectively, the “funds”). As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, each fund assumed the assets and liabilities of a predecessor fund with the same name. Each fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly equity-type funds, and is a series of Legg Mason Partners Variable Equity Trust (the “Trust”), a Maryland business trust. Certain historical information contained in this SAI is that of the funds’ predecessors.

Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies (“Participating Insurance Companies”) to fund variable annuity contracts (“VA contracts”) and variable life insurance policies (“VLI policies,” and together with VA contracts, the “Policies”). Individuals may not purchase shares of any fund directly from the Trust. The Policies are described in the separate prospectuses issued by the Participating Insurance Companies.

Additional information about a fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. The annual reports contain financial statements that are incorporated by reference. Each fund’s prospectus and copies of the annual and semi-annual reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the funds (each called a “Service Agent”), or by writing or calling the Trust at the address or telephone number set forth above. Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as each fund’s sole and exclusive distributor.

This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by a fund’s current Class I Prospectus or Class II Prospectus, each dated April 28, 2008 (each, a “Prospectus”). This SAI supplements and should be read in conjunction with a fund’s Prospectus, a copy of which may be obtained, without charge, by writing the Trust at the above address, or by calling the toll-free telephone number listed above, or by visiting Legg Mason Partners’ website at http://www.leggmason.com/individualinvestors.

CONTENTS

Management	3
Investment Strategies and Fund Policies	12
Additional Investment Strategies and Risk Factors	13
Investment Policies	42
Portfolio Turnover	45
Disclosure of Portfolio Holdings	46
Portfolio Transactions	48
Taxes	50
Determination of Net Asset Value	54
Availability of the Funds	55
Purchase of Shares	55
Redemption of Shares	55
Investment Managers	55
Portfolio Managers	59
Distributors	62
Custodian and Transfer Agent	64
Independent Registered Public Accounting Firm	64
Counsel	64
Additional Information	64
Financial Statements	69
Appendix A — Proxy Voting Policies & Procedures Summary — ClearBridge Advisors, LLC	A-1
Appendix B — Description of Ratings of Debt Obligations	B-1

MANAGEMENT

The business affairs of the funds are managed by or under the direction of the Board of Trustees (the “Board”). The Board elects officers who are responsible for the day-to-day operations of the funds and who execute policies authorized by the Board.

The Trustees, including the Trustees of the funds who are not “interested persons” of the funds as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) and executive officers of the funds, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason that the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

				Number of
		Term of		Funds in
		Office* and		Fund	Other Board
		Length of		Complex to	Memberships Held
Name and	Position(s)	Time	Principal Occupation(s)	be Overseen	by Trustee During
Year of Birth	with Funds	Served**	During Past 5 Years	by Trustee	Past Five Years

Independent Trustees:
Paul R. Ades Born 1940	Trustee	Since 1983	Law firm of Paul R. Ades, PLLC (since 2000)	47	None
Andrew L. Breech Born 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	47	None
Dwight B. Crane Born 1937	Trustee	Since 1981	Independent Consultant (since 1969); Professor, Harvard Business School (1969 to 2007)	49	None
Robert M. Frayn, Jr. Born 1934	Trustee	Since 1981	Retired; formerly, President and Director, Book Publishing Co. (1970 to 2002)	47	None
Frank G. Hubbard Born 1937	Trustee	Since 1993	President, Avatar International Inc. (business development) (since 1998)	47	None
Howard J. Johnson Born 1938	Trustee	From 1981 to 1998 and 2000 to Present	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	47	None
David E. Maryatt Born 1936	Trustee	Since 1983	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)	47	None
Jerome H. Miller Born 1938	Trustee	Since 1995	Retired	47	None

*	Each Trustee serves until his respective successor has been duly elected and qualified or until his earlier death, resignation, retirement or removal.

**	Indicates the earliest year in which the Trustee became a Board member for a fund in the Legg Mason Partners fund complex.

				Number of
		Term of		Funds in
		Office* and		Fund	Other Board
		Length of		Complex to	Memberships Held
Name and	Position(s)	Time	Principal Occupation(s)	be Overseen	by Trustee During
Year of Birth	with Funds	Served**	During Past 5 Years	by Trustee	Past Five Years

Ken Miller Born 1942	Trustee	Since 1983	Chairman, Young Stuff Apparel Group, Inc. (apparel manufacturer) (since 1963)	47	None
John J. Murphy Born 1944	Trustee	Since 2002	President, Murphy Capital Management (investment advice) (since 1983)	47	Director, Nicholas Applegate funds (13 funds); Trustee, Consulting Group Capital Markets Funds (11 funds) formerly, Director, Atlantic Stewardship Bank (2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies (to 2003)
Thomas F. Schlafly Born 1948	Trustee	Since 1983	Of Counsel, Blackwell Sanders Husch LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (since 1989)	47	Director, Citizens National Bank of Greater St. Louis, Maplewood, MO (since 2006)
Jerry A. Viscione Born 1944	Trustee	Since 1993	Retired; formerly, Executive Vice President, Marquette University (1997 to 2002)	47	None
Interested Trustee:
R. Jay Gerken, CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Director/Trustee of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)	137	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (2002-2006)

†	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

Term of Office*
Name, Year of Birth	Position(s)	and Length of	Principal Occupation(s)
and Address	with Funds	Time Served**	During Past 5 Years

Officers:
R. Jay Gerken, CFA Born 1951 620 Eighth Avenue New York, NY 10018	Chairman, President and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co.; Chairman of the Board and Trustee/Director of 149 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, SBFM and CFM (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)
Ted P. Becker Born 1951 620 Eighth Avenue New York, NY 10018	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason, Inc. (“Legg Mason”) (since 2005); Managing Director of Compliance at Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included SBFM, Smith Barney Asset Management and CFM and other affiliated investment advisory entities) (2002 to 2005).
John Chiota Born 1968 300 First Stamford Place Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse
Robert I. Frenkel Born 1954 300 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Managing Director and General Counsel of Global Mutual Funds for CAM (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004)
Thomas C. Mandia Born 1962 300 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.
Kaprel Ozsolak Born 1965 55 Water Street New York, NY 10041	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason & Co. (since 2005); Vice President at CAM (1996 to 2005); Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. (since 2005); Chief Financial Officer and Treasurer of certain mutual funds associated with CAM (2004 to 2005). Previously, Controller of certain mutual funds associated with CAM (2002 to 2004)

Term of Office*
Name, Year of Birth	Position(s)	and Length of	Principal Occupation(s)
and Address	with Funds	Time Served**	During Past 5 Years

Steven Frank Born 1967 55 Water Street New York, NY 10041	Controller	Since 2005	Vice President of Legg Mason & Co. or its predecessors (since 2002); Controller of certain funds associated with Legg Mason & Co. (since 2005). Formerly, Assistant Controller of certain mutual funds associated with predecessor firms of Legg Mason & Co. (from 2001 to 2005)
Albert Laskaj Born 1977 55 Water Street New York, NY 10041	Controller	Since 2007	Controller of certain funds associated with Legg Mason & Co. (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. (2005 to 2007); formerly accounting manager of certain mutual funds associated with certain predecessor firms of Legg Mason & Co. (from 2003 to 2005); prior to 2003, Senior Analyst of certain mutual funds associated with certain predecessor firms of Legg Mason

*	Each officer serves until his respective successor has been duly elected and qualified or until his earlier death, resignation, retirement or removal.

**	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

Officers of the funds receive no compensation from the funds, although they may be reimbursed by the funds for reasonable out-of-pocket travel expenses for attending Board meetings.

The Board has three standing Committees:  the Audit Committee, Governance Committee and Pricing Committee. The Audit Committee and the Governance Committee are composed of all of the Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

The Audit Committee oversees the scope of the funds’ audit, the funds’ accounting and financial reporting policies and practices, their internal controls and the funds’ compliance with legal and regulatory requirements. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the funds, the qualifications and independence of the funds’ independent registered public accounting firm, and the funds’ compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the funds’ independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the funds by the independent registered public accounting firm and all permissible non-audit services provided by the funds’ independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the funds’ operations and financial reporting.

The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Governance Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Governance Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the manager, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Governance Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Pricing Committee is charged with determining the fair value prices for securities when required.

The Board oversees all of the equity-type funds in the fund complex. All members of the Board previously have served on Boards of predecessors to the Legg Mason Partners funds. The Board met five times during the funds’ last fiscal year. The Audit, Governance and Pricing Committees met three, three and eight times, respectively, during the funds’ last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in the funds and other investment companies in the fund complex supervised by the Trustees as of December 31, 2007.

Aggregate Dollar
Range of Equity
	Dollar Range of Equity		Securities In
	Securities in Funds		Registered
		Small Cap	Investment
	Investors	Growth	Companies Overseen
Name of Trustee	Portfolio	Portfolio	by Trustee

Independent Trustees
Paul R. Ades	None	None	Over $100,000
Andrew L. Breech	None	None	Over $100,000
Dwight B. Crane	None	None	Over $100,000
Robert M. Frayn, Jr.	None	None	Over $100,000
Frank G. Hubbard	None	None	Over $100,000
Howard J. Johnson	None	None	$50,001 - $100,000
David E. Maryatt	None	None	Over $100,000
Jerome H. Miller	None	None	Over $100,000
Ken Miller	None	None	$50,001- $100,000
John J. Murphy	None	None	Over $100,000
Thomas F. Schlafly	None	None	Over $100,000
Jerry A. Viscione	None	None	Over $100,000
Interested Trustee
R. Jay Gerken	None	None	Over $100,000

As of April 2, 2008, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, subadviser or distributor of any fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributor of the funds.

Information regarding compensation paid by the funds to their Board is set forth below. The Independent Trustees receive a fee for each meeting of the funds’ Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person” as defined in the 1940 Act, does not receive compensation from the funds for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each fund pays a pro rata share of the Trustee fees based upon asset size. Each of the funds currently pays each of the Independent Trustees his pro rata share of an annual fee of $100,000, plus $20,000 for each regularly scheduled Board meeting attended and $1,000 for telephonic Board meetings in which that Trustee participates. The lead Independent Trustee receives an additional $25,000 per year and the Chair of the Audit Committee receives an additional $15,000 per year.

Current Board

The current Trustees took office in April 2007. Information as to the compensation paid to the current Trustees by the fund complex for the calendar year ended December 31, 2007 and by each fund for the fiscal year ended December 31, 2007 is shown in the following table.

	Aggregate Compensation from		Total	Total
	the Funds for the		Pension	Compensation	Number of
	Fiscal Year Ended		or Retirement	from Fund	Funds in
	December 31, 2007		Benefits Paid	Complex Paid to	Fund
		Small Cap	as Part of	Trustee for the	Complex
	Investors	Growth	Fund	Calendar Year Ended	Overseen by
Name of Trustee	Portfolio	Portfolio	Expenses	December 31, 2007	Trustee

Independent Trustees
Paul R. Ades	$1,381	$360	$0	$169,250	47
Andrew L. Breech	$1,371	$357	$0	$144,250	47
Dwight B. Crane	$1,208	$408	(1)	$746,293	49
Robert M. Frayn, Jr.	$1,371	$357	$0	$142,500	47
Frank G. Hubbard	$1,601	$421	$0	$160,150	47
Howard J. Johnson	$1,375	$448	$0	$156,750	47
David E. Maryatt	$1,382	$360	$0	$143,500	47
Jerome H. Miller	$1,371	$357	$0	$158,150	47
Ken Miller	$1,381	$0	$0	$159,150	47
John J. Murphy	$1,601	$421	$0	$148,100	47
Thomas F. Schlafly	$1,601	$421	$0	$142,250	47
Jerry A. Viscione	$1,381	$360	$0	$146,000	47
Interested Trustee
R. Jay Gerken(2)	—	—	$0	$0	137

(1)	Pursuant to a prior retirement plan, Mr. Crane received in a lump sum an aggregate benefit having a net present value equal to $444,643. Each fund formerly overseen by Mr. Crane paid a pro rata share (based upon asset size) of the aggregate benefit to Mr. Crane. Legg Mason or its affiliates have agreed to reimburse these funds an amount equal to 50% of the benefits paid to Mr. Crane. These amounts were paid during the fiscal year ended December 31, 2007.

(2)	Mr. Gerken was not compensated for his services as a Trustee because of his affiliation with the manager.

Prior Board

Prior to April 2007, the directors listed below served as the Board of Directors of the funds. The following table shows the compensation paid to each former Director of the funds during the fiscal year ended December 31, 2007 for service as a Director. None of the officers of the funds received any compensation from the funds for such period.

	Aggregate
	Compensation
	from the Funds for
	Fiscal Year Ended
	12/31/07
		Small Cap
	Investors	Growth
Name of Person	Portfolio	Portfolio

Independent Director
Carol L. Colman	$448	$1,165
Daniel P. Cronin	$357	$0
Leslie H. Gelb	$321	$0
William R. Hutchinson	$407	$0
Dr. Riordan Roett	$357	$0
Jeswald W. Salacuse	$357	$0
Interested Director
R. Jay Gerken(1)	—	—

(1)	Mr. Gerken was not compensated for his services as Trustee because of his affiliation with the manager.

(2)	Pursuant to prior emeritus retirement plans, the following former Directors have received benefits (calculated on a net present value basis) as follows: Ms. Colman, $1,165, and Mr. Hutchinson, $1,165. Benefits under the emeritus retirement plans are paid in quarterly installments unless the Director elected to receive them in a lump sum at net present value. Each fund no longer overseen by these Directors will pay its pro rata share (based on asset size) of these aggregate benefits. Legg Mason or its affiliates have agreed to reimburse the funds an amount equal to 50% of these benefits.

As of April 2, 2008, the Trustees and officers owned less than 1% of the outstanding securities of the Trust.

As of April 2, 2008, to the knowledge of the funds, no single shareholder or group (as the term is used in Section 13(d) of the Securities Exchange Act of 1934) beneficially owned 5% or more of the outstanding shares of a fund with the exception of the following:

Investors Portfolio

INVESTORS PORTFOLIO CLASS I	METLIFE LIFE AND ANNUITY CO OF CT	42.2883%
	ATTN SHAREHOLDER ACCOUNTING DEPT
	PO BOX 990027
	HARTFORD, CT 06199-0027

	METLIFE INSURANCE CO OF CONNECTICUT	37.4021%
	ATTN SHAREHOLDER ACCOUNTING DEPT
	PO BOX 990027
	HARTFORD, CT 06199-0027

	GE LIFE & ANNUITY ASSURANCE CO (GELAAC)	5.6866%
	ATTN: VARIABLE ACCOUNTING
	6610 W BROAD STREET
	RICHMOND, VA 23230

	ING USA ANNUITY & LIFE	5.1045%
	INSURANCE COMPANY
	ATTN FUND ACCOUNTING
	1475 DUNWOODY DRIVE
	WEST CHESTER, PA 19380

Small Cap Growth Portfolio

SMALL CAP GROWTH PORTFOLIO CLASS I	METLIFE LIFE AND ANNUITY CO OF CT	39.938%
	ATTN SHAREHOLDER ACCOUNTING DEPT
	PO BOX 990027
	HARTFORD, CT 06199-0027

	METLIFE INSURANCE CO OF CONNECTICUT	35.604%
	ATTN SHAREHOLDER ACCOUNTING DEPT
	PO BOX 990027
	HARTFORD, CT 06199-0027

	METLIFE INVESTORS USA INS CO ACCOUNT A	7.9557%
	METLIFE INVESTORS USA SEPARATE
	5 PARK PLZ STE 1900
	IRVINE, CA 92614-2549

	SECURITY BENEFIT LIFE INSURANCE CO	6.2433%
	SBL ADVANCE DESIGNS
	C/O VARIABLE ANNUITY DEPT.
	ONE SECURITY BENEFIT PLACE
	TOPEKA, KS 66636

SMALL CAP GROWTH PORTFOLIO CLASS II	OM FINANCIAL LIFE INSURANCE CO	100%
	FORMERLY FIDELITY & GUARANTY LIFE
	1001 FLEET ST
	BALTIMORE, MD 21202

INVESTMENT STRATEGIES AND FUND POLICIES

The Trust is registered under the 1940 Act as an open-end, management investment company.

Each fund’s Prospectuses discuss the fund’s investment objective and policies. The following discussion supplements the description of each fund’s investment policies in its Prospectuses.

Each fund’s investment objective is non-fundamental. An investment objective that is non-fundamental may be changed by the Board without approval by shareholders and Policy holders. In all cases, there can be no assurance that a fund will achieve its investment objective.

Set forth below is a discussion of certain investment policies for each fund. Refer to the “Additional Investment Strategies and Risk Factors” section of this SAI for further information.

Investors Portfolio

Investment Objectives.  The primary investment objective of the Investors Portfolio is to seek long-term growth of capital. Current income is a secondary objective. The fund seeks to achieve its objectives primarily through investments in common stocks of well-known companies.

Key Investments.  The fund invests primarily in common stocks of established U.S. companies. The fund may also invest in other equity securities. To a lesser degree, the fund invests in income producing securities such as debt securities. The fund may also invest up to 20% of its net assets in securities of foreign issuers.

The Investors Portfolio will seek to retain flexibility in the management of its portfolio, without restrictions as to the proportion of assets which may be invested in any class of securities. It is anticipated that the fund’s portfolio will generally consist of common and preferred stocks. The fund may purchase securities of companies located in foreign countries which the portfolio managers deem consistent with the investment objectives and policies of the fund, but not if upon such purchase more than 20% of the fund’s net assets would be so invested.

The Investors Portfolio maintains a carefully selected portfolio of securities diversified among industries and companies. The fund may invest up to 25% of its net assets in any one industry. The fund generally purchases marketable securities, primarily those traded on the New York Stock Exchange (“NYSE”) or other national securities exchanges, but also issues traded in the over-the-counter (“OTC”) market. The fund will not invest more than 15% of the value of its total assets in illiquid securities, such as “restricted securities” which are illiquid, and securities that are not readily marketable. The fund’s holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

Investment Grade Fixed Income Securities.  Under normal conditions, the selection of common stock or securities convertible into common stock, such as convertible preferred stock or convertible debentures, with growth possibilities will be favored. Income-producing securities are a secondary consideration in portfolio selection. To meet operating expenses and to meet anticipated redemption requests, the fund generally holds a portion of its assets in short-term fixed income securities (governmental obligations or investment grade debt securities) or cash or cash equivalents. The fund’s short-term investments may include repurchase agreements with banks or broker/dealers. When the portfolio managers deem it appropriate, consistent with Investors Portfolio’s secondary objective of current income, or during temporary defensive periods due to economic or market conditions, the fund may invest without limitation in fixed-income securities or hold assets in cash or cash equivalents. Investments in such investment grade fixed-income securities may also be made for the purpose of capital appreciation, as in the case of purchases of bonds traded at a substantial discount, or when interest rates are expected to decline. Investment grade debt securities are debt securities rated BBB or better by Standard & Poor’s, a Division of The McGraw Hill Companies, Inc. (“S&P”), or Baa or better by Moody’s Investors Service, Inc. (“Moody’s”), or rated in one of the top four long-term rating categories by other rating agencies or if unrated, securities deemed by the portfolio managers to be of comparable quality.

Certain risks associated with investment in debt securities carrying the fourth highest quality rating (“Baa” by Moody’s or “BBB” by S&P) are described in “Additional Investment Strategies and Risk Factors.”

Below Investment Grade Securities.  Investors Portfolio, from time to time, may invest up to 5% of its net assets in non-convertible debt securities rated below investment grade by S&P and Moody’s with no minimum rating required or comparable unrated securities. There is no limit on the amount of Investors Portfolio’s assets that can be invested in convertible securities rated below investment grade.

Small Cap Growth Portfolio

Investment Objective.  The fund seeks long-term growth of capital.

Key Investments.  The fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies with small market capitalizations and related investments. For the purposes of this 80% policy, small capitalization companies are considered to be companies with market capitalization values not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund are still considered to be securities of small capitalization companies for purposes of the fund’s 80% policy. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

The fund may invest up to 20% of its assets in equity securities of companies that are not considered to be small capitalization companies. The fund may also invest up to 20% of its assets in non-convertible bonds, notes and debt securities and may invest up to 20% of its assets in securities of foreign issuers.

The fund’s 80% investment policy may be changed without shareholder approval. If the fund were to change its 80% investment policy, the fund would notify shareholders at least 60 days in advance.

The fund will limit its purchases of non-convertible debt securities to investment grade obligations. For long-term debt obligations, this includes securities that are rated “Baa” or better by Moody’s or “BBB” or better by S&P or Fitch or that are not rated but are considered by the portfolio managers to be of equivalent quality.

The fund may hold a portion of its assets in short-term fixed-income securities (government obligations or investment grade debt securities) or cash or cash equivalents. As described below, short-term investments may include repurchase agreements with banks or broker/dealers. When the portfolio managers deem it appropriate, during temporary defensive periods due to economic or market conditions, the fund may invest without limitation in fixed-income securities or hold assets in cash or cash equivalents. To the extent the fund assumes a defensive position, it will not be pursuing its investment objective of capital growth.

The fund may enter into repurchase agreements and reverse repurchase agreements, purchase securities on a firm commitment basis, including when-issued securities, and lend portfolio securities. The fund may engage in short sales of securities. The fund may also invest in investment funds. For a description of these investment practices and the risks associated therewith, see “Additional Investment Strategies and Risk Factors.”

Small Cap Growth Portfolio may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The fund will not invest more than 15% of the value of its total assets in illiquid securities, such as “restricted securities” which are illiquid, and securities that are not readily marketable. For further discussion of illiquid securities and their associated risks, see “Additional Investment Strategies and Risk Factors — Restricted Securities and Securities with Limited Trading Markets.” The Small Cap Growth Portfolio may purchase Rule 144A securities. Small Cap Growth Portfolio’s holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

ADDITIONAL INVESTMENT STRATEGIES AND RISK FACTORS

Recent Market Events

The fixed-income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage- and asset-backed and other fixed-income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed-income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. These events and the continuing market upheavals may have an adverse effect on the funds.

The funds may invest in mortgage-backed securities (“MBS”), including those that are issued by private issuers, and therefore may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. Unlike MBS issued or guaranteed by the U.S. government or one of its sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceed that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

If a fund purchases subordinated MBS, the subordinated MBS may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the funds’ securities. Therefore, if there are defaults on the underlying mortgage loans, the funds will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The funds may also purchase asset-backed securities that have many of the same characteristics and risks as the MBS described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

Each of the funds may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

The funds may also invest in other types of fixed-income securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

A fund’s compliance with its investment restrictions and limitations is usually determined at the time of investment. If the credit rating on a security is downgraded or the credit quality deteriorates after purchase by a fund, or if the maturity of a security is extended after purchase by a fund, the portfolio managers will decide whether the security should be held or sold. Certain mortgage- or asset-backed securities may provide, upon the occurrence of certain triggering events or defaults, for the investors to become the holders of the underlying assets. In that case a fund may become the holder of securities that it could not otherwise purchase, based on its investment strategies or its investment restrictions and limitations, at a time when such securities may be difficult to dispose of because of adverse market conditions.

Adjustable Rate Mortgage Securities

Unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. In this event, the value of the mortgage securities in a fund would likely decrease. Also, a fund’s net asset value could vary to the extent that current yields on adjustable rate mortgage securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgages is based lags behind changes in market rates. During periods of declining interest rates, income to a fund derived from adjustable rate mortgages which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Asset-Backed Securities

Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized.

Bank Obligations

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

Bank obligations that may be purchased by a fund include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations. None of the funds will purchase bank obligations which the portfolio managers believe, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the funds’ investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to a fund’s investments, the effect may be to reduce the income received by the fund on such investments.

Borrowing

Each of the funds may borrow in certain limited circumstances. See “Investment Limitations.” Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a fund’s shares and in the return on the fund’s portfolio. A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the subadviser’s strategy and the ability of the fund to comply with certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”) in order to provide pass-though tax treatment to shareholders. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares.

Commercial Paper

Commercial paper consists of short-term (usually one to 270 days) unsecured promissory notes issues by corporations in order to finance their current operations.

Common Stock

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks do not represent an obligation of the issuer, and do not offer the degree of protection of debt securities. The issuance of debt securities or preferred stock by an issuer will create prior claims which could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

Convertible Securities

Convertible securities are typically preferred stock or bonds that are convertible into common stock at a specified price or conversion ratio. Because they have the characteristics of both fixed-income securities and common stock, convertible securities are sometimes called “hybrid” securities. Convertible bonds, debentures and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior securities of a company offering a stated dividend rate. Convertible securities will at times be priced in the market like other fixed income securities — that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer’s common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Thus, convertible securities will ordinarily provide opportunities for producing both current income and longer-term capital appreciation. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer’s non-convertible debt obligations or preferred stock.

Deferred Interest Bonds

Deferred interest bonds are debt obligations that generally provide for a period of delay before the regular payment of interest begins and that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. A fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund’s distribution obligations.

Depository Receipts

Securities of foreign issuers may be purchased directly or through depository receipts, such as ADRs, EDRs and Global Depository Receipts (“GDRs”) or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

ADRs, EDRs and GDRs are issued through “sponsored” or “unsponsored” arrangements. In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the holders. In addition, less information is generally available in the United States about the issuer of an unsponsored depository receipt as it is for the issuer of a sponsored depository receipt.

Derivatives

A detailed discussion of derivatives that may be used by the subadviser on behalf of the funds follows below. A fund is not obligated, however, to use any derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. “Derivatives,” as used in each fund’s Prospectuses and this SAI, refers to interest rate, currency or stock or bond index futures contracts; currency forward contracts; currency or credit default swaps; the purchase and sale (or writing) of exchange listed and over-the-counter (“OTC”) put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed-income and stock indices and other financial instruments; entering into various interest rate transactions such as swaps, caps, floors and collars; entering into equity swaps, caps and floors; the purchase and sale of indexed debt securities; or trading in other similar types of instruments.

Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for a fund’s portfolio resulting from securities markets, interest rate or currency exchange rate fluctuations, to protect a fund’s unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a fund’s portfolio, to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or, for Investors Portfolio only, to seek to enhance the fund’s income or gain. A fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions. The ability of a fund to utilize derivatives successfully will depend on numerous factors including the portfolio managers’ abilities to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a fund’s portfolio securities.

A fund’s ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable regulations of the Commodity Futures Trading Commission (“CFTC”) thereunder, applicable regulations of the Securities and Exchange Commission (“SEC”) and the federal income tax requirements applicable to regulated investment companies.

Futures Contracts.  A fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (2) on domestic and foreign exchanges on single stocks and stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). A fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the marked-to-market value of the futures contract fluctuates. The value of all futures contracts sold by the fund (adjusted for the historical volatility relationship between the fund and the contracts) will not exceed the total market value of the fund’s securities. In addition, the value of a fund’s long futures and options positions (futures contracts on single stocks, stock or bond indices, interest rates or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions. The segregation requirements with respect to futures contracts and options thereon are described below under “Use of Segregated and Other Special Accounts.”

The funds are operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the funds, from registration as a “commodity pool operator” with respect to the fund under the Commodity Exchange Act and, therefore, are not subject to registration or regulation with respect to the funds under the Commodity Exchange Act.

Interest Rate Futures Contracts.  A fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at the time of the contract. For example, if a fund owns bonds, and interest rates are expected to increase, the fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the fund from declining as much as it otherwise would have. A fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when the portfolio managers expect that interest rates may decline, a fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, a fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, a fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

Single Stock Futures.  Trading is permitted on U.S. exchanges of standardized futures contacts on individual equity securities, such as common stocks, exchange traded funds and ADRs, as well as narrow-based securities indices, generally called security futures contracts or “SFCs.” As with other futures contracts, a SFC involves an agreement to purchase or sell in the future a specific quantity of shares of a security or the component securities of the index. The initial margin requirements (typically 20%) are generally higher than with other futures contracts. Trading SFCs involves many of the same risks as trading other futures contracts, including the risks involved with leverage, and losses are potentially unlimited. Under certain market conditions, for example if trading is halted due to unusual trading activity in either the SFC or the underlying security due to recent new events involving the issuer of the security, it may be difficult or impossible for a fund to liquidate its position or manage risk by entering into an offsetting position. In addition, the prices of the SFCs may not correlate as anticipated with the prices of the underlying security. And unlike options on securities in which a fund may invest, where the fund had a position in a SFC, the fund has both the right and the obligation to buy or sell the security at a future date, or otherwise offset its position.

Options.  In order to hedge against adverse market shifts or to increase income or gain, certain funds may purchase put and call options or write (sell) “covered” put and call options on futures contracts on stock indices, interest rates and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, a fund may purchase put and call options and write “covered” put and call options on stocks, stock indices and currencies. A fund may utilize options on currencies in order to hedge against currency exchange rate risks. A call option is “covered” if, so long as the fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written; or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is “covered” if, to support its obligation to purchase the underlying investment if a put option that a fund writes is exercised, the fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described in each fund’s Prospectuses.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. A fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “counterparties” and individually referred to as a “counterparty”) through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that a fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the fund or will increase the fund’s income. Similarly, the sale of put options can also provide gains for a fund.

A fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be “covered” (that is, the fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the fund will receive the option premium to help protect it against loss, a call sold by a fund will expose the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument that it might otherwise have sold.

A fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A fund may enter into a closing purchase transaction in which the fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should a fund choose to exercise an option, the fund will receive, in the case of a call option, or sell in the case of a put option, the securities, currencies or futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

The funds reserve the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the funds’ investment objectives and the restrictions set forth herein.

In all cases (except for certain options on interest rate futures contracts) by writing a call, a fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the fund’s obligation as writer of the option continues. By writing a put, a fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the fund’s obligation as writer of the option continues. Upon the exercise of a put option written by a fund, the fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a fund, the fund may suffer an economic loss equal to an amount not less than the excess of the investment’s market value at the time of the option exercise over the fund’s acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the fund and the fund’s acquisition cost of the investment.

In all cases (except for certain options on interest rate futures contracts) in purchasing a put option, a fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, a fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, or must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

In the case of certain options on interest rate futures contracts, a fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, a fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, a fund will limit its opportunity to profit from a rise in interest rates.

A fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

(a) Options on Stocks and Stock Indices.  A fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the fund. In addition, the fund may purchase options on stocks that are traded OTC. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Currently, options traded include the Standard & Poor’s 100 Index of Composite Stocks, Standard & Poor’s 500 Index of Composite Stocks (the “S&P 500 Index”), the NYSE Composite Index, the American Stock Exchange (“AMEX”) Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the portfolio managers expect general stock market prices to rise, a fund might purchase a call option on a stock index or on a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the fund’s index option or futures contract resulting from the increase in the index. If, on the other hand, the portfolio managers expect general stock market prices to decline, the fund might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in a fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the fund’s position in such put option or futures contract.

(b) Options on Currencies.  A fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain.

(c) Options on Futures Contracts.  A fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Interest Rate and Equity Swaps and Related Transactions.  The funds may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. The funds expect to enter into these transactions in order to hedge against either a decline in the value of the securities included in the fund’s portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to enhance income or gain. Interest rate and equity swaps involve the exchange by a fund with another party of their respective commitments to make or receive payments based on a notional principal amount.

The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserves a certain return within a predetermined range of values.

The funds may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether the fund is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the fund’s custodian in accordance with procedures established by the Board. If a fund enters into an interest rate or equity swap on other than a net basis, the fund will maintain a segregated account in the full amount accrued on a daily basis of the fund’s obligations with respect to the swap. The funds will enter into interest rate and equity swap, cap, floor or collar transactions only with counterparties the subadviser deems to be creditworthy. The subadviser will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, a fund will have contractual remedies pursuant to the agreements related to the transaction.

Caps, floors and collars are more recent innovations and, accordingly, they are generally less liquid than swaps.

The liquidity of swap agreements will be determined by the subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund’s rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

Each fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. To the extent a fund sells caps, floors and collars it will maintain in a segregated account cash and/or cash equivalents or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the fund’s obligations with respect to the caps, floors or collars.

There is no limit on the amount of interest rate and equity swap transactions that may be entered into by a fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that a fund is contractually obligated to make, if any. The effective use of swaps and related transactions by a fund may depend, among other things, on the fund’s ability to terminate the transactions at times when the subadviser deems it desirable to do so.

Credit Default Swaps.  The funds may enter into credit default swap contracts for hedging purposes or to add leverage to its portfolio. When used for hedging purposes, a fund would be the buyer of a credit default swap contract. In that case, the fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would have spent the stream of payments and received no benefit from the contract. When the fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its total assets, the fund would be subject to investment exposure on the notional amount of the swap.

Indexed Securities.  The funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Currency Transactions.  The funds may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under “Interest Rate and Equity Swaps and Related Transactions.” The funds may enter into currency transactions only with counterparties that the subadviser deems to be creditworthy.

A fund may enter into forward currency exchange contracts when the investment manager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar. In those circumstances, a fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the fund’s portfolio securities denominated in such currency. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the fund, which will generally arise in connection with the purchase or sale of the fund’s portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

A fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the fund has or in which the fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the fund’s holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the fund’s securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the fund’s securities denominated in linked currencies. Currency transactions are subject to risks different from other portfolio transactions, as discussed under “Risk Factors Associated with Derivatives.” If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below under “Use of Segregated and Other Special Accounts.”

Combined Transactions.  A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the subadviser, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a fund based on the subadviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the fund’s investment objective.

Use of Segregated and Other Special Accounts.  Use of many derivatives by a fund will require, among other things, that the fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian in accordance with procedures established by the Board. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a fund, for example, will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities that correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a fund will require the fund to segregate liquid assets equal to the exercise price. Except when a fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the fund to buy or sell a foreign currency will generally require the fund to hold an amount of that currency or liquid securities denominated in that currency equal to the fund’s obligations or to segregate liquid assets equal to the amount of the fund’s obligations.

OTC options entered into by a fund, including those on securities, currencies, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the fund will not be required to do so. As a result, when a fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a fund other than those described above generally settle with physical delivery, and the fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, a fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. A fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the fund’s net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related derivatives. A fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Risk Factors Associated with Derivatives.  Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the subadviser’s view as to certain market movements is incorrect, the risk that the use of the derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a fund could create the possibility that losses on the hedging instrument would be greater than gains in the value of the fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses. Although a fund’s use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the fund that might result from an increase in value of the position. There is also the risk of loss by a fund of margin deposits in the event of bankruptcy of a broker with which the fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by a fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause a fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the fund did not invest in options.

As is the case with futures and options strategies, the effective use of swaps and related transactions by a fund may depend, among other things, on a fund’s ability to terminate the transactions at times when the portfolio managers deem it desirable to do so. To the extent a fund does not, or cannot, terminate such a transaction in a timely manner, a fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of derivatives will reduce a fund’s net asset value, and possibly income, and the losses can be greater than if derivatives had not been used.

Derivatives Outside the United States.  When conducted outside the United States, derivatives may be subject to less regulation than in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

Options.  A fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the portfolio managers must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. A fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker/dealers, domestic or foreign banks, or other financial institutions that the portfolio managers deem to be creditworthy. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a fund and the amount of a fund’s obligation pursuant to an OTC option sold by the fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

Interest Rate and Equity Swap Transactions.  The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the portfolio managers are incorrect in their forecasts of market values, interest rates and other applicable factors, the investment performance of a fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the portfolio managers are correct in their forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Because swaps and related transactions are bilateral contractual arrangements between a fund and counterparties to the transactions, the fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent a fund does not, or cannot, terminate such a transaction in a timely manner, the fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, a fund’s risk of loss is the net amount of payments that the fund contractually is entitled to receive, if any. A fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

Credit Default Swaps.  In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Firm Commitments

Each fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A fund will make commitments to purchase securities on a firm commitment basis only with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the fund’s commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Fixed Income Securities

Fixed income securities include bonds, debentures, notes, commercial paper, loans, and other instruments issued by banks, corporations, local and state and national government, both U.S. and foreign, and supranational entities. Changes in market yields will affect a fund’s net asset value as prices of fixed income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline.

While debt securities carrying the fourth highest quality rating (“Baa” by Moody’s or “BBB” by S&P) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such debt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. Debt securities rated lower than investment grade are called high yield securities. See “High Yield Securities” below.

In addition, many fixed income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a call option and redeems the security during a time of declining interest rates, a fund may realize a capital loss on its investment if the security was purchased at a premium and a fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the fund. Conversely, during periods of rising interest rates, redemption or prepayment rates may slow, leading to an extension in the expected maturity of the obligation, leading to greater price volatility.

Floating and Variable Rate Instruments

General.  The funds may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by a fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. A fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The portfolio managers or the subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

Liquidity.  Certain of the floating or variable rate obligations that may be purchased by a fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by a fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, each fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days, in which case the instrument will be characterized as “not readily marketable” and, therefore, illiquid.

Limitations.  A fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date such fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a fund’s custodian subject to a sub-custodian agreement approved by such fund between that bank and the fund’s custodian.

Foreign Securities

Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, greater price volatility in and illiquidity of certain foreign securities markets, greater difficulty in determining the fair value of securities, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for a fund to obtain or enforce a judgment against the issuers of such obligations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a fund’s income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might adversely affect payments due on securities held by a fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of a fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy. Moreover, brokerage commissions and other transactions costs on foreign securities exchanges are generally higher than in the United States.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits a fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict a fund’s investments in certain foreign banks and other financial institutions.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in a fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a fund are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause a fund to for go attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Rules adopted under the 1940 Act permit a fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be “eligible sub-custodians,” as defined in the 1940 Act, for a fund, in which event the fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and consequently, the value of certain securities held in a fund’s portfolio.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.

The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a fund. For example, the fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the fund may be denied certain of its rights as an investor.

Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect a fund. In addition, if a deterioration occurs in the country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the fund.

With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on a fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a fund and may have an adverse impact on the investment performance of a fund.

High Yield Securities

Investors Portfolio may invest without limitation in convertible securities of domestic and foreign “high yield” securities, commonly known as “junk bonds,” and up to 5% of its net assets in non-convertible securities of this type. Small Cap Growth Portfolio may also invest in convertible securities without any minimum credit quality requirements.

Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities as determined by the portfolio managers will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities are considered to have extremely poor prospects of ever attaining any real investment standing and a current identifiable vulnerability to default or be in default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a fund with a commensurate effect on the value of the fund’s shares.

Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher-rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of a fund holding such securities to dispose of particular portfolio investments, may adversely affect the fund’s net asset value per share and may limit the ability of such a fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value such fund’s portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of a fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in a fund’s portfolio may become illiquid and the proportion of the fund’s assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

High Yield Corporate Securities.  While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

The development of a market for high yield non-U.S. corporate securities has been a relatively recent phenomenon. On the other hand, the market for high yield U.S. corporate debt securities is more established than that for high yield non-U.S. corporate debt securities, but has undergone significant changes in the past and may undergo significant changes in the future.

High yield non-U.S. and U.S. corporate securities in which the funds may invest include bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. Most of the debt securities will bear interest at fixed rates. However, a fund may also invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

Distressed Debt Securities.  Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of the subadviser of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high yield securities are heightened by investing in distressed debt securities.

A fund will generally make such investments only when the portfolio managers believe it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the fund will receive any interest payments on the distressed debt securities, the fund will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the fund may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to the distressed debt securities held by the fund, there can be no assurance that the securities or other assets received by a fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the fund may be restricted from disposing of such securities.

Investment Company Securities

Subject to applicable statutory and regulatory limitations, the funds may invest in shares of other investment companies, including shares of other mutual funds, closed-end funds, and unregistered investment companies. Investments in other investment companies are subject to the risk of the securities in which those investment companies invest. In addition, to the extent the funds invest in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of the fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.

The funds may invest in shares of mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically an ETF seeks to track the performance of an index, such as the S&P 500, the NASDAQ 100, the Lehman Treasury Bond Index, or more narrow sector or foreign indices, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the fund exposure to the securities comprising the index on which the ETF is based.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day, bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, the portfolios held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of index based ETFs tend to closely track the actual net asset value of the underlying portfolios and the funds will generally gain or lose value depending on the performance of the index. However, gains or losses on a fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. In the future, as new products become available, the funds may invest in ETFs that are actively managed. Actively managed ETFs will likely not have the transparency of index-based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values.

The funds may invest in closed-end investment companies which hold securities of U.S. and/or non-U.S. issuers. Because shares of closed-end funds trade on an exchange, investments in closed-end investment funds may entail the additional risk that the market value of such investments may be substantially less than their net asset value.

Loan Participations and Assignments

The funds may invest in loan participations and assignments. The funds consider these investments to be investments in debt securities for purposes of the Prospectuses and this SAI. Loan participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A fund will acquire loan participations only if the lender interpositioned between the fund and the borrower is determined by the subadviser to be creditworthy. When a fund purchases assignments from lenders, the fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

A fund may have difficulty disposing of assignments and loan participations. Because the market for such instruments is not highly liquid, the funds anticipate that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a fund’s ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Voting rights may pass with the lending of securities.

The Board has adopted policies and procedures for the purpose of determining whether assignments and loan participations are liquid or illiquid. The determination as to whether a particular loan participation or assignment is liquid or illiquid depends upon the frequency of quotes, the number of dealers willing to sell and the number of potential purchasers, the nature of the loan participation or assignment, the time needed to dispose of it and the contractual provisions of the relevant documentation. To the extent that liquid assignments and loan participation that a fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a fund’s assets invested in illiquid assets would increase.

Valuation.  In valuing a loan participation or assignment held by a fund for which a secondary trading market exists, the fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a fund’s loan participations and assignments will be valued in accordance with procedures adopted by the Board taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; (iii) period until next rate reset and maturity of the loan; (iv) recent prices in the market for similar loans; and (v) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Loans of Portfolio Securities

Each fund may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash with the fund in an amount equal to a minimum of 100% of the market value of the securities lent. The fund will invest the collateral in short-term debt securities or cash equivalents and earn the interest thereon. If a fund receives securities as collateral, the fund will receive a fee from the borrower. If the deposit drops below the required minimum at any time, the borrower may be called upon to post additional cash. If the additional cash is not paid, the loan will be immediately due and the fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be “demand” loans and may be terminated by the fund at any time. A fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the fund will be able to exercise its voting rights on the securities. Because the borrower may terminate a loan at any time and return the loaned security to a fund, a fund bears the risk that it will be required to return the cash collateral underlying the loan at a time when the value of cash, as invested by the fund, has declined. The risks of lending portfolio securities, as with other extensions of secured credit, also consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially, or loss in the event that the value of the collateral, at the time of a default by the borrower, is less than the market value of the securities loaned. Loans will be made to firms deemed by the subadviser to be of good standing and will not be made unless, in the judgment of the subadviser the consideration to be earned from such loans would justify the risk.

Master Demand Notes

Master demand notes are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a mutual fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the mutual fund and the issuing corporation. Because master demand notes are direct arrangements between the mutual fund and the issuing corporation, there is no secondary market for the notes. The notes are, however, redeemable at face value plus accrued interest at any time. However, a fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

Money Market Instruments

Money market instruments are short-term debt obligations including U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities and certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current regulations of the Federal Deposit Insurance Corporation, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by a fund may not be fully insured. Money market instruments also include commercial paper, bankers’ acceptances and bank time deposits. Bankers’ acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Bank time deposits are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

Mortgage-Backed Securities

It should be noted that new types of mortgage-backed securities are developed and marketed from time to time and that, consistent with its investment limitations, a fund may invest in those new types of mortgage-backed securities that the manager or subadviser believes may assist the fund in achieving its investment objective(s).

Mortgage-backed securities were introduced in the 1970s when the first pool of mortgage loans was converted into a mortgage pass-through security. Since the 1970s, the mortgage-backed securities market has vastly expanded and a variety of structures have been developed to meet investor needs.

Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Mortgage-backed securities generally provide monthly payments that are, in effect, a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Principal prepayments result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages.

Interest and principal payments on mortgage-backed securities are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. A slower than expected prepayment rate may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by a fund are likely to be greater during a period of relatively low interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced during recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. On the other hand, during periods of rising interest rates, prepayments tend to be reduced, effectively extending the maturities of the securities, at a time when the securities may have a lower yield than other available instruments. A mortgage-backed security may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) are entities that either own properties or make construction or mortgage loans. Equity REITs may also include operating or finance companies. Equity REITs own real estate directly and the value of, and income earned by, the trust depends upon the income of the underlying properties and the rental income they earn. Equity REITs can also realize capital gains by selling properties that have appreciated in value. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for tax-free status under the Code and of failing to maintain the REIT’s exemption from registration under the 1940 Act.

Repurchase Agreements

Each fund may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price.

Each fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the manager, are deemed creditworthy. The manager will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. Each fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, a fund could experience losses and experience delays in connection with the disposition of the underlying security. To the extent that, in the meantime, the value of the securities that a fund has purchased has decreased, the fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by a fund.

Pursuant to an exemptive order issued by the SEC, each fund, along with other affiliated entities managed by the investment manager or its affiliates, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are financial assets subject to each fund’s entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Restricted Securities and Securities with Limited Trading Markets (Rule 144A)

Each fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public, or restricted securities. Restricted securities are generally securities that have been sold in the United States without registration under applicable securities laws, and are thus subject to restrictions on resale, except for those eligible for resale under Rule 144A. If a fund were to assume substantial positions in securities with limited trading markets, the activities of the fund could have an adverse effect upon the liquidity and marketability of such securities and the fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by a fund at times which otherwise might be considered to be disadvantageous so that the fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to a fund should the fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value.

The funds may purchase Rule 144A securities, which may be sold to “qualified institutional buyers,” as defined in Rule 144A promulgated under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.

If there is a secondary market for such securities, Rule 144A securities may be considered liquid securities if so determined by or on behalf of a fund’s Board. The Board may delegate the day-to-day function of determining liquidity to the fund’s investment adviser, provided that the Board retains oversight. The Board has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, the Board has delegated to the subadviser the determination as to whether a particular security is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Board periodically reviews fund purchases and sales of Rule 144A securities.

Both funds may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. Each fund will not invest more than 15% of the value of its total assets in illiquid securities, such as “restricted securities” which are illiquid, and securities that are not readily marketable. The funds may also purchase Rule 144A securities. A fund’s holding of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

To the extent that liquid Rule 144A securities that a fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of a fund’s assets invested in illiquid assets would increase. The investment manager, under the supervision of the Board, will monitor fund investments in Rule 144A securities and will consider appropriate measures to enable a fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Reverse Repurchase Agreements

Each fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio securities by a fund to a broker/dealer or other financial institution, with an agreement by the fund to repurchase the securities at an agreed upon price, date and interest payment and are considered borrowings by the fund and are subject to any borrowing limitations set forth under “Investment Limitations” in this SAI. A fund may have an opportunity to earn a greater rate of interest on the investment of the cash proceeds of the sale than the fund is required to pay to the counterparty. However, opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid by the fund under the reverse repurchase agreement may not always be available. The use of reverse repurchase agreements involves the speculative factor known as “leverage” and may exaggerate any interim increase or decrease in the value of a fund’s assets. If a fund enters into a reverse repurchase agreement, the fund will maintain assets with its custodian having a value equal to or greater than the value of its commitments under the agreement. A fund’s liquidity and ability to manage its assets may be adversely affected when it sets aside cash or securities to cover its commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by a fund may decline below the repurchase price of those securities, that the assets purchased with the proceeds of the agreement decline in value, or that the buyer under a reverse repurchase agreement files for bankruptcy or becomes insolvent.

Short Sales

The funds may enter into short sales. A short sale is a transaction in which a fund sells a security it does not own in anticipation of a decline in the market price of that security. To effect a short sale, the fund arranges through a broker to borrow the security it does not own to be delivered to a buyer of such security. In borrowing the security to be delivered to the buyer, the fund will become obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. A short sale results in a gain when the price of the securities sold short declines between the date of the short sale and the date on which a security is purchased to replace the borrowed security. Conversely, a short sale will result in a loss if the price of the security sold short increases. Short selling is a technique that may be considered speculative and involves risk beyond the amount of money used to secure each transaction.

When a fund makes a short sale, the broker effecting the short sale typically holds the proceeds as part of the collateral securing the fund’s obligation to cover the short position. The fund may use securities it owns to meet such collateral obligations. Generally, the fund may not keep, and must return to the lender, any dividends or interest that accrue on the borrowed security during the period of the loan. Depending on the arrangements with a broker or the custodian, the fund may or may not receive any payments (including interest) on collateral it designates as security for the broker.

In addition, until the fund closes its short position or replaces the borrowed security, the fund, pursuant to the 1940 Act, will designate liquid assets it owns (other than short sale proceeds) as segregated assets in an amount equal to its obligation to purchase the securities sold short. The amount segregated in this manner will be increased or decreased each business day (called marked-to-the-market) in an amount equal to the changes in the market value of the fund’s obligation to purchase the security sold short. This may limit the fund’s investment flexibility as well as its ability to meet redemption requests or other current obligations.

The fund will realize a gain if the price of a security declines between the date of the short sale and the date on which the fund purchases a security to replace the borrowed security. On the other hand, the fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the investment in the security.

Short Sales Against the Box.  The funds may enter into a short sale of common stock such that when the short position is open the fund owns an amount of preferred stocks or debt securities, convertible or exchangeable, without payment of further consideration, into an equal number of shares of the common stock sold short. This kind of short sale, which is described as “against the box,” will be entered into by the fund for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will be held by the broker until the settlement date when the fund delivers the convertible securities to close out its short position. Although prior to delivery the fund will have to pay an amount equal to any dividends paid on the common stock sold short, the fund will receive the dividends from the preferred stock or interest from the debt securities convertible into the stock sold short, plus a portion of the interest earned from the proceeds of the short sale. The fund will deposit, in a segregated account with its custodian, convertible preferred stock or convertible debt securities in connection with short sales against the box.

Smaller Market Capitalization Companies

Investments in companies with smaller market capitalizations, including companies considered to be small cap and mid cap companies, may involve greater risks and volatility than investments in larger companies. Companies with smaller market capitalizations may be at an earlier stage of development, may be subject to greater business risks, may have limited product lines, limited financial resources and less depth in management than more established companies. In addition, these companies may have difficulty withstanding competition from larger more established companies in their industries. The securities of companies with smaller market capitalizations may be thinly traded (and, therefore, have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than investing in securities of larger capitalization companies. In addition, transaction costs in smaller capitalization stocks may be higher than those of larger capitalization companies.

Sovereign and Supranational Debt Obligations

Sovereign debt is debt issued or guaranteed by foreign governments (including countries, provinces and municipalities) or their agencies and instrumentalities. Sovereign debt may trade at a substantial discount from face value. Emerging-market country sovereign debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature.

Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Investment Bank, the European Bank for Reconstruction and Development, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

A fund will not invest more than 10% of its total assets in issuers located in any one country (other than issuers located in the United States).

Investing in fixed and floating rate high yield foreign sovereign debt securities, especially in emerging market countries, will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a fund may invest, especially in emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor, especially in emerging market countries, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt. The risks enumerated above are particularly heightened with regard to issuers in emerging market countries.

As a result of the foregoing, a governmental obligor, especially in emerging market countries, may default on its obligations. If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which certain of the funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Stand-by Commitments

A stand-by commitment involves the purchase of securities by a fund together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security. The primary purpose of this practice is to provide a fund with liquidity as needed. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment and differences between the maturity of the underlying security and the maturity of the commitment.

TBA Purchase Commitments

TBA or “To Be Announced” purchase commitments are commitments to purchase securities for a fixed price at a future date, typically not exceeding 75 to 90 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities and a fund will set aside cash or other liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, a fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a fund chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.

U.S. Government Obligations

Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association (“Ginnie Mae”)); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

Variable Amount Master Demand Notes

A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as one of the funds, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. Each fund therefore may only invest in a master demand note to the extent that the investment would not violate the fund’s limits on restricted and illiquid securities.

Warrants

Each fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

When-Issued Securities

Securities purchased on a “when-issued” or on a “forward delivery basis” means that delivery of the securities occurs beyond customary settlement times. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a “when, as and if issued” basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the fund until settlement takes place.

At the time a fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, a fund will identify on its books cash or liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, a fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When a fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the fund’s incurring a loss or missing an opportunity to obtain a price considered advantageous.

INVESTMENT POLICIES

Each fund has adopted the fundamental investment policies below for the protection of shareholders. Fundamental investment policies may be changed only when permitted by law, if applicable, and approved by the holders of a majority of the applicable fund’s outstanding voting securities, which, as defined by the 1940 Act means the lesser of: (i) 67% or more of the voting power is represented at a meeting at which more than 50% of the voting power represented; or (ii) more than 50% of the voting power of the fund. Except for (i) the investment restrictions set forth below and (ii) each fund’s investment objective(s) as described in the Prospectuses, the other policies and percentage limitations referred to in this SAI and in the Prospectuses are not fundamental policies of the funds and may be changed by vote of the Board without shareholder approval.

If a percentage restriction on investment or utilization of assets set forth in this SAI or the applicable Prospectuses is adhered to at the time a transaction is effected, a later change in percentage resulting from changing values will not be considered a violation.

Fundamental Investment Policies

Each fund’s fundamental policies are as follows:

1. The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2. The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3. The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4. The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5. The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6. The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7. Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently, the funds do not contemplate borrowing for leverage, but, if the funds do so, it will not be done to a substantial degree. The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If the fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries.

The fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Diversification

Each fund is currently classified as a diversified fund under the 1940 Act. This means that each fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, each fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, each fund cannot change its classification from diversified to non-diversified without shareholder approval.

PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the portfolio managers in the best interests of the shareholders. Each fund intends to limit portfolio trading to the extent practicable and consistent with its investment objectives. Each fund’s portfolio turnover rate may vary from year to year, as well as within a year. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a fund. See “Portfolio Transactions” in this SAI.

For reporting purposes, a fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Increased portfolio turnover necessarily results in correspondingly greater transaction costs which must be paid by the fund. Portfolio turnover will not be a limiting factor should the investment manager deem it advisable to purchase or sell securities.

For the fiscal years ended December 31, 2006 and 2007, the portfolio turnover rates were as follows:

	For the Fiscal Year Ended December 31:
Fund	2006	2007

Investors Portfolio	22%	12%
Small Cap Growth Portfolio	96%	63%

DISCLOSURE OF PORTFOLIO HOLDINGS

The funds’ Board has adopted policies and procedures with respect to the disclosure of the funds’ portfolio securities and any ongoing arrangements to make available information about each fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of LMPFA, the funds’ distributors or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to Legg Mason or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. A fund’s sector weightings, performance attribution (e.g., analysis of the fund’s out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Trustees who are not “interested persons” of the fund, as defined in the 1940 Act, or the investment manager (“Independent Trustees”), and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund, nor Legg Mason, nor any other affiliated person may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by a fund’s Board. The release of portfolio holdings other than in ongoing arrangements is subject to a written agreement which requires the recipient to keep the information confidential and to use the information only for the purposes specified in the agreement. The approval of a fund’s Chief Compliance Officer, or designee, must be obtained prior to release of the information other than in an ongoing arrangement.

The approval of a fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported annually to a fund’s Board.

Currently, the funds disclose their complete portfolio holdings approximately 25 days after calendar quarter-end on Legg Mason’s website, http://leggmason.com/individualinvestors.

Set forth below are charts showing those parties with whom LMPFA, on behalf of the funds, has authorized ongoing arrangements that include the release of portfolio holding information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

As of August 31, 2007, each of the funds described in this SAI releases its portfolio holdings to the following recipients:

Recipient	Frequency	Delay Before Dissemination

State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 days after Quarter End
Lipper	Quarterly	25 days after Quarter End
S&P	Quarterly	25 days after Quarter End
Morningstar	Quarterly	25 days after Quarter End
Vestek	Daily	None
Factset	Daily	None
The Bank of New York	Daily	None
Thomson	Semi-annually	None
Dataware	Daily	None
ITG	Daily	None

Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination

Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End

Recipient	Frequency	Delay Before Dissemination

CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investors Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent the 1-3 business days following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent the 1-3 business days following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 business days
Fitch	Monthly	6-8 business days
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night	1 business day
Moody’s (Rating Agency)	Monthly	6-8 business days
Electra Information Systems	Daily	None
SunGard	Daily	None

With respect to each such arrangement, the funds have a legitimate business purpose for the release of information. The release of this information is subject to trading restrictions and/or confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by LMPFA on behalf of the funds. Neither LMPFA, the funds, nor any other affiliated party receives compensation or any other consideration in connection with such arrangements.

PORTFOLIO TRANSACTIONS

Subject to policies as may be established by the Board from time to time, the subadviser is primarily responsible for each fund’s portfolio decisions and the placing of the fund’s portfolio transactions. Commissions are negotiated with broker/dealers on all transactions, except that the manager manages the cash and the short-term instruments of the funds.

The cost of securities purchased from underwriters includes an underwriting commission, concession or a net price. The purchase by a fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which a fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement. The aggregate brokerage commissions paid by each fund for its three most recent fiscal years is set forth below under “Aggregate Brokerage Commissions Paid.”

Pursuant to its sub-advisory agreement, the subadviser is authorized to place orders pursuant to its investment determinations for a fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the funds and/or the other accounts over which the subadviser or its affiliates exercise investment discretion. The subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases a fund’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as the subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the subadviser by brokers who effect securities transactions for a fund may be used by the subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the subadviser by brokers who effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing a fund. Not all of these research services are used by the subadviser in managing any particular account, including the funds. ClearBridge Advisers, LLC (“ClearBridge”), subadviser to the funds, has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage. For the fiscal year ended December 31, 2007, each fund paid commissions for research-related services as follows:

		Total Dollar Amount of
	Total Dollar Amount of	Brokerage Commissions
	Brokerage Transactions	Paid on Transactions
Fund	Related to Research Services	Related to Research Services

Investors Portfolio	$193,875,236	$129,085
Small Cap Growth Portfolio	$160,276,243	$276,579

Each fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Board has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Any such compensation will be paid in accordance with applicable SEC regulations.

Aggregate Brokerage Commissions Paid

For the fiscal years ended December 31, 2005, 2006 and 2007, the funds paid aggregate brokerage commissions, as follows. The table also shows the brokerage commissions paid to Citigroup Global Markets Inc. (“CGMI”) during the period when it was an affiliated person of the funds.

				% of Each Fund’s
				Aggregate
				Dollar Amount of
			% of	Transactions
		Brokerage	Aggregate	Involving the
		Commissions	Brokerage	Payment of
	Aggregate	Paid by Each	Commissions	Commissions
	Brokerage	Fund to	Paid to	Effected
	Commissions	CGMI and	CGMI and	Through CGMI
Fund	Paid	Affiliates	Affiliates	and Affiliates

Investors Portfolio
Year Ended December 31, 2005	$453,880	$28,246	6.22%	6.73%
Year Ended December 31, 2006	$199,587	N/A	N/A	N/A
Year Ended December 31, 2007	$135,028	N/A	N/A	N/A
Small Cap Growth Portfolio
Year Ended December 31, 2005	$368,404	$57	0.02%	0.03%
Year Ended December 31, 2006	$327,223	N/A	N/A	N/A
Year Ended December 31, 2007	$277,403	N/A	N/A	N/A

As of December 1, 2005, CGMI was not an affiliated person of the funds. As of December 1, 2007, CGMI no longer serves as a distributor of the funds.

As of December 1, 2005, Legg Mason Investor Services, LLC (“LMIS”) became an underwriter of the funds under the 1940 Act. For the period December 1, 2005 though December 31, 2006 and for the fiscal year ended December 31, 2007, the funds did not pay any brokerage commissions to LMIS or its affiliates.

In certain instances there may be securities that are suitable as an investment for a fund as well as for one or more of the subadviser’s other clients. Investment decisions for each fund and for the subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a fund. When purchases or sales of the same security for a fund and for other portfolios managed by the subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

During the fiscal year ended December 31, 2007, Investors Portfolio purchased securities issued by the following regular broker/dealers of such fund, which had the following values as of December 31, 2007:

			Value of
		Type of Security	Securities as of
		D=Debt	December 31,
Fund	Broker/Dealer	E=Equity	2007

Investors Portfolio	Merrill Lynch & Co. Inc.	E	$6,135,624

TAXES

The following discussion is a brief summary of certain additional tax considerations affecting the funds and their shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in each fund’s Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local or foreign taxes. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Taxation of a Fund

Each fund has elected to be treated, and intends to qualify each year, as a regulated investment company (a “RIC”) under the Code. Qualification as a RIC requires, among other things, that a fund:

(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. A fund’s investments in partnerships, including in qualified publicly traded partnerships, may result in the fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

Investments in partnerships, including in qualified publicly traded partnerships, may result in a fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a RIC, a fund will not be subject to federal income tax on its “investment company taxable income” (as that term is defined in the Code, determined without regard to the deduction for dividends paid) and “net capital gain” (the excess of the fund’s net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes 90% of the sum of its investment company taxable income and its net tax-exempt interest income, if any, for such taxable year. However, a fund would be subject to corporate income tax (currently at a maximum rate of 35%) on any undistributed investment company taxable income and net capital gain.

If for any taxable year a fund does not qualify as a RIC or fails to satisfy the 90% distribution requirement, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividend income to the extent of the fund’s current and accumulated earnings and profits. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a fund fails to qualify as a RIC for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year. Further, if a fund should fail to qualify as a RIC, such fund would be considered as a single investment, which may result in contracts invested in that fund not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the variable contract would be taxed currently to the holder, and the contract would remain subject to taxation as ordinary income thereafter, even if it became adequately diversified.

A fund will be subject to a non-deductible 4% excise tax to the extent that it does not distribute by the end of each calendar year an amount at least equal to the sum of: (a) 98% of its ordinary income for such calendar year; (b) 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of such year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a fund that is subject to corporate tax will be considered to have been distributed by year-end. Each fund intends to make sufficient distributions to avoid imposition of both the corporate level tax and the excise tax.

A fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The funds will monitor their transactions, will make the appropriate tax elections and will make the appropriate entries in their books and records when they acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the funds as RICs.

A fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by such fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

As a result of entering into swap contracts, a fund may make or receive periodic net payments. A fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year). With respect to certain types of swaps, a fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

A fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market or constructive sale rules or rules applicable to PFICs (as defined below) or partnerships or trusts in which the fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. A fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses. In certain situations, a fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

In general, gain or loss on a short sale is recognized when a fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the fund’s hands. Except with respect to certain situations where the property used by a fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a fund for more than one year. In general, a fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Foreign Investments.  Dividends or other income (including, in some cases, capital gains) received by a fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. A fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by a fund will reduce the return from the fund’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts and certain foreign currency options or futures contracts, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the fund were to elect otherwise.

Passive Foreign Investment Companies.  If a fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains.

If a fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, a fund may make a mark-to-market election that will result in the fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The funds will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Since the funds’ shareholders are the separate accounts of Participating Insurance Companies and the Plans, no discussion is included herein as to the federal income tax consequences to VA contract holders, VLI policy holders and Plan Participants. For information concerning the federal income tax consequences to such holders, see the Prospectus for such contract or policy or the applicable Plan documents. VA contract holders, VLI policy holders and Plan Participants should consult their tax advisers about the application of the provisions of the tax law described in this SAI in light of their particular tax situations.

Diversification.  Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be “adequately diversified” as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts and VLI policies. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the segregated asset account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be satisfied under certain circumstances. Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a RIC for purposes of the diversification requirements. If a fund satisfies certain conditions, a segregated asset account owning shares of such fund will be treated as owning the account’s proportionate share of each of the assets of the fund. Each fund intends to satisfy these conditions so that the shares of the fund owned by a segregated asset account of a Participating Insurance Company will be treated as adequately diversified.

If a fund should fail to comply with the diversification requirements, contracts invested in the fund may not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the holders and would remain subject to taxation as ordinary income thereafter, even if the fund were to become adequately diversified. Under certain circumstances, failure to satisfy the diversification requirements may be corrected, but such a correction may require a payment to the IRS based on the tax which the contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the Portfolio did not satisfy the diversification requirements. Failure to satisfy the diversification requirements may also result in adverse tax consequences for the insurance company issuing the contracts.

A fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if a fund were to sell its shares to other categories of shareholders, the fund may fail to comply with applicable Treasury requirements regarding investor control. If a fund should fail to comply with the investor control requirements, the contract owner would be treated as the owner of the shares and the contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the holders and would remain subject to taxation as ordinary income thereafter.

Participating Insurance Companies and Plans should consult their tax advisers regarding specific questions as to federal, state or local taxes.

DETERMINATION OF NET ASSET VALUE

For the purpose of pricing purchase and redemption orders, the net asset value per share of each class of each fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE. With respect to each fund, such calculation is determined on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively, and on the preceding

Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in class-specific expenses, the per share net asset value of each class will differ. Please see “Share price” in the prospectus for a description of the procedures used by each fund in valuing its assets.

AVAILABILITY OF THE FUNDS

Investment in the funds is available only to owners of either VA contracts and VLI policies issued by Participating Insurance Companies through their separate accounts and certain qualified plans. It is possible that in the future it may become disadvantageous for both VA contracts and VLI policies separate accounts to be invested simultaneously in a fund. However, the funds do not currently foresee any disadvantages to the owners of the different Policies which are funded by such separate accounts. The Board monitors events for the existence of any material irreconcilable conflict between or among such owners, and each insurance company will take whatever remedial action may be necessary to resolve any such conflict. Such action could include the sale of fund shares by one or more of the Participating Insurance Company separate accounts which fund these contracts, which could have adverse consequences to the funds. Material irreconcilable conflicts could result from, for example: (a) changes in state insurance laws; (b) changes in U.S. federal income tax laws; or (c) differences in voting instructions between those given by owners of VA contracts and those given by owners of VLI policies. If the Board were to conclude that separate series of the Trust should be established for VA contracts and VLI policies, each Participating Insurance Company would bear the attendant expenses. Should this become necessary, Policyholders would presumably no longer have the economies of scale resulting from a larger combined mutual fund.

PURCHASE OF SHARES

Each fund offers its shares of beneficial interest on a continuous basis. Investors should read this SAI and each fund’s Prospectuses dated April 28, 2008, as amended from time to time, along with the Policy prospectus.

Shares of each fund are offered to separate accounts at their net asset value next determined after receipt of an order by a Participating Insurance Company. The offering of shares of a fund may be suspended from time to time and the funds reserve the right to reject any purchase order.

Sales Charges and Surrender Charges

The funds do not assess any sales charge, either when they sell or when they redeem shares. Surrender charges may be assessed under the Policies, as described in the applicable Policy prospectus. Mortality and expense risk fees and other charges are also described in those prospectuses. Shares of the funds are currently offered exclusively to Policies.

Each fund has created separate classes of shares, designated as Class I and II shares. Class II shares are sold without an initial sales charge, but are subject to an annual distribution fee of 0.25% of the daily net assets of the Class.

REDEMPTION OF SHARES

Redemption payments shall be made wholly in cash unless the Board believes that economic conditions exist that would make such a practice detrimental to the best interests of a fund and its remaining shareholders. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described above under “Share price” in the prospectus and a shareholder would incur brokerage expenses if these securities were then converted to cash.

INVESTMENT MANAGERS

LMPFA, located at 620 Eighth Avenue, New York, New York 10018, serves as investment manager to each fund pursuant to an agreement (each, a “Management Agreement” and collectively, the “Management Agreements”) with the Trust on behalf of each fund. The investment manager is a wholly-owned subsidiary of Legg

Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2007, Legg Mason’s asset management operation had aggregate assets under management of approximately $998 billion. LMPFA provides administrative and certain oversight services to the funds and manages the cash and short-term instruments of the funds.

Under each Management Agreement, subject to the supervision and direction of the fund’s Board, the manager is delegated the responsibility of managing the fund’s portfolio in accordance with the fund’s stated investment objective and policies, makes investment decisions for the fund and places orders to purchase and sell securities. The investment manager also performs administrative and management services necessary for the operation of each fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

As compensation for its services, LMPFA receives, on behalf of each fund, as described below, a monthly management fee at an annual rate based upon the average daily net assets of each fund, as follows:

Investors Portfolio
First $350 Million	0.650%
Next $150 Million	0.550%
Next $250 Million	0.525%
Next $250 Million	0.500%
Over $1 Billion	0.450%
Small Cap Growth Portfolio
All	0.750%

For the fiscal years ended December 31, 2005, 2006 and 2007, LMPFA or its predecessor as investment manager received the following amounts as management fees and has reimbursed the funds for expenses in the following amounts:

	Gross		Expenses	Net
	Management		Reimbursement	Management
	Fees	Waiver Amount	Amount	Fee

Investors Portfolio
Year Ended December 31, 2005	$2,246,840	$13,968	$0	$2,232,872
Year Ended December 31, 2006	$2,110,366	$7,583	$7,857	$2,094,926
Year Ended December 31, 2007	$2,942,045	$0	$0	$2,942,045
Small Cap Growth Portfolio
Year Ended December 31, 2005	$506,477	$0	$0	$506,477
Year Ended December 31, 2006	$595,767	$21,048	$2,779	$571,940
Year Ended December 31, 2007	$928,777	$0	$27,775	$901,002

Each Management Agreement continues in effect year to year provided such continuance is specifically approved at least annually (a) by the Trust’s Board or by a majority of the outstanding voting securities of the applicable fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

Each Management Agreement provides that the manager may render services to others. Each Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the applicable fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund (as defined in the 1940 Act) or by a vote of a majority of the Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment as defined in the 1940 Act. Each Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for a fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

Subadviser

The subadviser of each fund performs the day-to-day portfolio management of the fund, except that LMPFA manages the cash and short-term instruments of the fund. ClearBridge, a wholly-owned subsidiary of Legg Mason, located at 620 Eighth Avenue, New York, New York 10018, serves as the subadviser to the funds pursuant to sub-advisory agreements between the manager and ClearBridge (each, a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”). Under the Subadvisory Agreements, the subadviser is responsible, subject to the general supervision of LMPFA and the Board, for the actual management of fund assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security.

For ClearBridge’s services, LMPFA (not the funds) pays ClearBridge a fee, computed daily and payable monthly, at an annual rate equal to 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements.

Until the Sub-Advisory Agreements went into effect on August 1, 2006, no fees were paid by the manager to the subadviser under the Sub-Advisory Agreements. The following is a list of each fund and the subadvisory fees paid by the manager to the subadviser for the period from August 1, 2006 through December 31, 2006 and the fiscal year ended December 31, 2007.

	Subadvisory Fees	Subadvisory Fees
	for August 1, 2006	for Fiscal Year Ended
Fund	to December 31, 2006	December 31, 2007

Investors Portfolio	$586,057	$2,056,308
Small Cap Growth Portfolio	$172,128	$629,830

Under each Sub-Advisory Agreement, subject to the supervision and direction of the Board and the manager, the subadviser will, except for the management of cash and short-term instruments that is performed by LMPFA, manage a fund in accordance with the fund’s stated investment objective(s) and policies, assist in supervising all aspects of the fund’s operations, make investment decisions for the fund, place orders to purchase and sell securities, and employ professional fund managers and securities analysts who provide research services to the fund.

Each Sub-Advisory Agreement will continue in effect with respect to a fund from year to year provided such continuance is specifically approved at least annually (a) by the Trust’s Board or by a majority of the outstanding voting securities of the applicable fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the Sub-Advisory Agreement on not more than 60 days’ written notice without penalty. The manager or the subadviser may terminate the Sub-Advisory Agreement on 90 days’ written notice without penalty. The Sub-Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

Expenses

In addition to amounts payable under its Management Agreement and the Distribution Plan (as discussed below), each fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuance and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, Trustees and employees of the fund, if any; and the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Trust and its officers, Trustees and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the Trust’s Board members and officers with respect thereto, and expenses related to a portfolio reorganization.

Management may agree to waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such waivers and/or reimbursements are described in each fund’s Prospectus. The contractual and voluntary fee waivers and/or reimbursements do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of a fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, each fund, the manager, ClearBridge and the distributor have each adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by a fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the funds, the manager, ClearBridge and LMIS are on file with the SEC.

Proxy Voting Policies and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager, the Board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the funds, as applicable, to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the funds. If LMPFA becomes responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA will utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting LMPFA) and the Fund, the Board of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA will maintain records of all proxy votes in accordance with the applicable securities laws and regulations. To the extent that LMPFA votes proxies,

LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadvisers and will provide them to the funds as required for the funds to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the funds’ portfolio securities are voted and is attached as Appendix B.

Information on how the funds voted proxies relating to portfolio securities during the prior 12 month period ended June 30th of each year is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on each fund’s website at http://www.leggmason.com/individualinvestors, and (3) on the SEC’s website at http://www.sec.gov.

PORTFOLIO MANAGERS

The following tables set forth certain additional information with respect to the portfolio managers for each of the funds. Unless noted otherwise, all information is provided as of December 31, 2007.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the fund with respect to which information is provided) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Except as specifically indicated below, none of the accounts shown were subject to fees based on performance.

Registered Investment
Fund	Portfolio Manager(s)	Companies	Other Pooled Investment Vehicles	Other Accounts

Investors Portfolio	Dmitry Khaykin	4 registered investment companies with approximately $4.49 billion in total assets under management	1 other pooled investment vehicle with approximately $0.06 billion in total assets under management	5,497 other accounts with approximately $2.84 billion in total assets under management(1)
	Robert Feitler	4 registered investment companies with approximately $4.49 billion in total assets under management	1 other pooled investment vehicle with approximately $0.06 billion in total assets under management	5,497 other accounts with approximately $2.84 billion in total assets under management
Small Cap Growth Portfolio	Jeffrey J. Russell	1 registered investment company with approximately $0.14 billion in total assets under management	No other pooled investment vehicles	3,218 other accounts with approximately $1.18 billion in total assets under management
	Aram E. Green	1 registered investment company with approximately $0.14 billion in total assets under management	No other pooled investment vehicles	No other accounts

(1)	Includes 1 other account managed, totaling approximately $1.28 billion, for which the advisory fee is performance based.

Portfolio Manager Compensation

Effective April 1, 2007, ClearBridge investment professionals receive base salary, other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

ClearBridge has incentive and deferred compensation plans (the “Plans”) for its investment professionals, including the fund’s portfolio manager(s) and research analysts. The Plans are designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Additionally, the deferred plans are designed to retain its investment professionals and reward long-term performance.

Incentive Compensation.  Investment performance is the key component in determining the final incentive award for all of ClearBridge’s investment professionals. A portfolio manager’s initial incentive award is based on the investment professional’s ongoing contribution to ClearBridge’s investment and business results and externally measured competitive pay practices for the portfolio manager’s position/experience within the firm. This award is then adjusted upward or downward (up to +/−50%) based on investment performance during the most recent year over a rolling 1, 3, and 5 year time period. Product performance is ranked among a “peer group” of non-ClearBridge investment managers and the products pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared).

The peer group of non-ClearBridge investment managers is defined by product style/type, vehicle type and geography and selected by independent vendors that track and provide (for a fee paid by ClearBridge) relevant peer group performance and ranking data (e.g. primarily Lipper or Callan).

The 1, 3, and 5 year performance versus benchmark and peer group approximate effective weightings are 35% for trailing 1 year performance, 50% for trailing 3 year performance, and 15% for trailing 5 year performance.

Lastly, the incentive award for an investment professional may also be adjusted by the ClearBridge Chief Investment Officer(s) based on other qualitative factors such as contribution to the firm and the development of investment staff.

For ClearBridge’s centralized research professionals, there is an incentive compensation plan based on annual performance on a combined scorecard containing a portfolio manager questionnaire survey and stock picking performance. The analyst’s stock picks are tracked on a formal basis through Factset and make up a portion of the analysts overall scorecard performance. These stock picks are measured versus their respective sector indices.

Deferred Award.  Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. For portfolio managers, 25% of this deferral is invested in their primary managed product while another 25% is invested in an elected proprietary ClearBridge sub-advised fund. Therefore, portfolio managers may potentially have 50% of their deferred award amount tracking the performance of their primary managed product. Every portfolio manager selects their primary product for the elective component. Legg Mason then makes a company investment in the Legg Mason Partners funds equal to the deferral amounts by fund. This investment is a company asset held on the Legg Mason balance sheet and paid out to the employees upon vesting over a four year deferral period. The remaining 50% of the deferral is received in the form of Legg Mason restricted stock shares.

For centralized research analysts, 50% of this deferral tracks the performance of up to two elected proprietary funds. Legg Mason then makes an investment at the company level into each of the funds in the deferral program based on the aggregate dollars deferred by each individual in that plan year (similar to the above description). The remaining 50% of the deferral is received in the form of Legg Mason restricted stock shares.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

The manager, the subadviser and the funds have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that it employs. For example, the manager and the subadviser seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and each subadviser have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager and the funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

Potential conflicts include:

Allocation of Limited Time and Attention.  A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.  If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.  At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.  Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide the subadviser with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the subadviser determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. ClearBridge has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation.  A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment manager and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/ or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.  The subadviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by each portfolio manager as of December 31, 2007 except where otherwise noted. None of the portfolio managers own fund shares because fund shares are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

Dollar Range of
Fund	Portfolio Manager(s)	Ownership of Securities

Investors Portfolio	Dmitry Khaykin	none
	Robert Feitler	none
Small Cap Growth Portfolio	Jeffrey J. Russell	none
	Aram E. Green	none

DISTRIBUTORS

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, serves as the sole and exclusive distributor of each fund pursuant to a written agreement dated December 1, 2005 (the “distribution agreement”).

LMIS may be deemed an underwriter for purposes of the 1933 Act.

Prior to December 1, 2007, CGMI, an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), served as a co-distributor of each fund along with LMIS.

The distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of the fund as may be sold. The distributor is not obligated to sell any stated number of shares. The distribution agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to the distribution agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. The distribution agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

Distribution Fees

Rule 12b-1 promulgated under the 1940 Act (the “Rule”) provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a written plan adopted in accordance with the Rule. The Board has adopted an amended distribution plan with respect to Class II shares of each fund pursuant to the Rule (the “Distribution Plan”). The Board, in the exercise of its business judgment made in the best interests of the shareholders of the funds, has determined that there is a reasonable likelihood that the Plan will benefit each of the funds and their shareholders and has approved the continuation of the Distribution Plan.

Class II shares of the funds are authorized, pursuant to the Distribution Plan adopted pursuant to the Rule, to pay LMIS an annual distribution fee with respect to the Class II shares of each fund at the rate of 0.25% of the value of the average daily net assets attributable to the Class II shares. The distribution fee is paid to LMIS for remittance to selected Participating Insurance Companies to compensate for activities primarily intended to result in the sale of Class II shares.

A quarterly report of the amounts expended with respect to each fund under the Distribution Plan, and the purposes for which such expenditures were incurred, is presented to the Trust’s Board for its review. In addition, each Plan provides that it may not be amended with respect to Class II shares of any fund to increase materially the costs which may be borne for distribution pursuant to the Distribution Plan without the approval of shareholders of that Class, and that other material amendments of the Distribution Plan must be approved by the Trust’s Board and by the Trustees who are neither “interested persons,” as defined in the 1940 Act, nor have any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan and its related agreements are subject to annual approval of the Board by a vote cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan may be terminated with respect to Class II shares of a fund at any time, by majority vote of the Trustees who are not “interested persons” and have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreement or by the Trust by vote of a majority of the shares of Class II shares of a fund.

Listed below are the distribution fees paid by each fund for Class II Shares under its Distribution Plan for the fiscal years ended December 31, 2005, 2006 and 2007.

	Distribution Fees	Distribution Fees	Distribution Fees
	Paid for the Fiscal	Paid for the Fiscal	Paid for the Fiscal
	Year (or Period) Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
Fund	2007	2006	2005

Investors Portfolio*	$2,539	$6,489	$4,245
Small Cap Growth Portfolio	$3,256	$4,878	$33

*	Class II shares of Investors Portfolio converted to Class I shares on April 27, 2007. No Class II shares of Investors Portfolio were outstanding as of December 31, 2007.

For the year ended December 31, 2007 with respect to payments made to CGMI and LMIS, the aggregate amount paid by the Class II shares of each fund under its Distribution Plan was as follows:

					Total Amount of
	Compensation	Compensation		Amount spent	Expenses Incurred
	Paid to	Paid to	Amount	on Printing	in Connection
	Selected	Sales	Spent on	and Mailing	with Distribution
	Dealers(1)	Personnel	Advertising	of Prospectus	of the Funds(2)

Investors Portfolio	$2,539	$0	$0	$0	$2,539
Small Cap Growth Portfolio	$3,255	$0	$0	$0	$3,255

(1)	Includes “Miscellaneous Expenses”, meaning allocable overhead, travel and communications expenses.

(2)	The total expense amounts set out in this column are calculated as the sum of the amounts spent by CGMI, LMIS and their affiliates that are disclosed in the four preceding columns. These amounts may be paid out of revenue received by the distributor under the Plan, as well as out of other revenue received by Legg Mason or the manager and its affiliates.

Fees under the Distribution Plan may be used to make payments to the distributor for distribution services, to Service Agents in respect of the sale of Class II shares of the funds, and to other parties in respect of the sale of Class II shares of the funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. Each fund also may make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.

The Distribution Plan permits a fund to pay fees to the distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if its expenses exceed the fees provided for by the Distribution Plan, a fund will not be obligated to pay more than those fees and, if its expenses are less than the fees paid to them, it will realize a profit. A fund may pay the fees to the distributor and others until the Distribution Plan or Distribution Agreement is terminated or not renewed. In that event, the distributor’s or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributor’s or other recipient’s sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the Distribution Plan for each Fund, the Trustees will review the Distribution Plan and the expenses for each class within the fund separately.

The Distribution Plan also recognizes that various service providers to a fund, such as the investment manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the fund’s distributor or Service Agents may from time to time use their own resources for distribution-related services, in addition to the fees paid under the Distribution Plan. The Distribution Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Distribution Plan, if permitted under applicable law.

As contemplated by the Distribution Plan, the distributor acts as an agent of the Trust in connection with the offering of shares of the funds pursuant to the Distribution Agreement.

CUSTODIAN AND TRANSFER AGENT

Custodian.  State Street Bank and Trust Company (the “Custodian”), One Lincoln Street, Boston, Massachusetts 02111, serves as each fund’s custodian. The Custodian, among other things, maintains a custody account or accounts in the name of each fund; receives and delivers all assets for each fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each fund; and makes disbursements on behalf of each fund. The Custodian neither determines the funds’ investment policies, nor decides which securities each fund will buy or sell. For these services, the Custodian receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. A fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the funds’ securities lending agent and in that case would receive a share of the income generated by such activities.

Transfer Agent.  PFPC Inc. (the “transfer agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as each fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for each fund, handles certain communications between shareholders and the fund and distributes dividends and distribution payable by the fund. For these services, the transfer agent receives a monthly fee computed separately for each fund and is reimbursed for out-of-pocket expenses.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, an independent registered public accounting firm, 345 Park Avenue New York, NY 10154 has been selected to audit and report upon the funds’ financial statements and financial highlights for the fiscal year ending December 31, 2008.

COUNSEL

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099 serves as counsel to the Trust and each fund. Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, serves as counsel to the Independent Trustees.

ADDITIONAL INFORMATION

The Trust.  The certificate of trust to establish Legg Mason Partners Variable Equity Trust (referred to in this section as the trust) was filed with the State of Maryland on October 4, 2006. The funds were redomiciled as series of the trust on April 30, 2007. Prior thereto, the funds were series of Legg Mason Partners Variable Portfolios IV, a Massachusetts business trust. Prior to reorganization of the funds as series of Legg Mason Partners Variable Portfolios IV, the funds were series of Legg Mason Partners Variable Portfolios I, Inc., a Maryland corporation.

Each fund is a series of the trust, a Maryland business trust. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Board (referred to in this section as the trustees) and shareholders of the trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust (referred to in this section as the declaration). Some of the more significant provisions of the declaration are described below.

Shareholder Voting.  The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

A fund is not required to hold an annual meeting of shareholders, but a fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees.  The declaration provides that the trustees may establish the number of trustees and that vacancies on the Board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration.  The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares.  A fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if a fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings.  The declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation.

Small Accounts.  The declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes.  The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of a fund, as a series of the trust, represents an interest in the fund only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability.  The declaration provides that shareholders are not personally liable for the obligations of a fund and requires a fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, a fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the trust or its shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the Board or of a committee of the Board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions.  The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on a fund’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of a fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Each fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the funds’ printing and mailing costs, each fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, each fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI, a former distributor of the funds and other affiliated funds (collectively, the “Funds”) and a number of its affiliates, including Smith Barney Fund Management, LLC (“SBFM”), the then-investment adviser or manager to certain of the funds, and Salomon Brothers Asset Management Inc. (“SBAM”) which were the investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, Salomon Brothers Asset Management Inc, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). None of the funds was identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the Court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the funds, and CGMI, a former distributor of the fund’s relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described above. the complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the former Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

The five actions were subsequently consolidated, and a consolidated compliant was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

* * *

As previously disclosed, on September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff was considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, its former parent. It is not expected that this matter will adversely impact the funds or the manager.

* * *

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

FINANCIAL STATEMENTS

The audited financial statements of each fund (Statement of Assets and Liabilities as of December 31, 2007, Statement of Operations for the year ended December 31, 2007, Statements of Changes in Net Assets for each of the years in the two-year period ended December 31, 2007, Financial Highlights for each of the years or periods in the five-year period ended December 31, 2007, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of the Fund), are incorporated by reference into this SAI (for Investors Portfolio, they were filed with the SEC on March 5, 2008, Accession Number 0000950123-08-002572; for Small Cap Growth Portfolio, they were filed with the SEC on March 3, 2008, Accession Number 0000950123-08-002421).

Appendix A

ClearBridge Advisors (ClearBridge)

Proxy Voting Policies and Procedures

The Proxy Voting Procedures are applicable when ClearBridge votes proxies for clients that have authorized it to do so and for each U.S. registered investment company for which it acts as adviser or sub-adviser with power to vote proxies. The Proxy Voting Procedures state that ClearBridge’s goal is to act prudently and solely in the best interests of the owners of the accounts it manages.

The Proxy Voting Procedures contain voting policies relating to three categories of proxy issues. The first category includes proxy issues for which a position is stated in the procedures (for example, with respect to voting on director nominees in uncontested elections, ClearBridge votes for director nominees). The second category includes issues for which a list of factors to be considered in casting a vote is provided. With respect to these issues, ClearBridge votes on a case-by-case basis in accordance with the general principles of acting prudently and in the best interests of the owners and considering the designated factors (for example, on proposals that seek to separate the roles of Chairman and CEO, ClearBridge considers criteria such as governance structure, company performance, etc. to determine the most prudent conclusion). The third category picks up all issues that do not fall into either of the first two categories. For these issues, ClearBridge votes on a case-by-case basis in accordance with the general principles described above.

The Proxy Voting Procedures set forth guidelines for identifying and resolving conflicts that may arise between ClearBridge’s interests and those of its clients. Periodically, ClearBridge distributes a memorandum alerting employees of their obligations regarding conflicts. Employees are instructed to report conflicts to the Compliance Department. Financial Control provides an up-to-date list of client relationships that account for 1% or more of ClearBridge’s annual revenues.

ClearBridge has created a Proxy Committee which oversees the proxy voting process, resolves conflicts of interest, reviews certain votes, i.e., situations where ClearBridge votes against a specific policy or against management recommendations. The Committee also oversees the performance of the third party vendor charged with administering and implementing the voting.

A-1

Appendix B

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa — Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal and Tax Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa — Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa — Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A — Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa — Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba — Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B — Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Caa — Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca — Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C — Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels — “MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 — This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

MIG 3 — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial obligations is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C — A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D — An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (−): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (−) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk. preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

 — Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

 — Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 — Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 — Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

A-1 — Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2 — Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 — A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 — A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 — A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date. Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Commercial Paper:

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1 — This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 — Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3 — Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B — Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C — This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D — Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA — Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB — Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB — Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B — Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, ‘B’ ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC — For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC — For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C — For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD — Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D — Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

International Short-Term Credit Ratings may also be referred to as “Short-Term Ratings.” The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 — Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 — Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B — Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C — High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D — Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’: Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

PART C
OTHER INFORMATION
Item 23. Exhibits
Unless otherwise noted, all references are to the Registrant’s initial registration statement on Form N-1A filed with the Securities and Exchange Commission (the “SEC”) (the “Registration Statement”) (File Nos. 333-91278 and 811-21128).
(a)(1) The Registrant’s Declaration of Trust dated as of October 2, 2006 is incorporated by reference to Post -Effective Amendment No. 11 to the Registration Statement filed on April 27, 2007 (“Post-Effective Amendment No. 11”).
(2) Designation of Series of Shares of Beneficial Interests in the Trust effective as of June 25, 2007 is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement filed on September 7, 2007 (“Post-Effective Amendment No. 12”).
(b) The Registrant’s By-Laws dated October 4, 2006 are incorporated by reference to Post-Effective Amendment No. 11.
(c) Not Applicable.
(d)(1) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Aggressive Growth Portfolio, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”), dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(2) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Appreciation Portfolio, and LMPFA, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(3) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Capital and Income Portfolio, and LMPFA, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(4) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Dividend Strategy Portfolio, and LMPFA, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(5) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Equity Index Portfolio, and LMPFA, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(6) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Fundamental Value Portfolio, and LMPFA, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(7) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable International All Cap Opportunity Portfolio, and LMPFA, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(8) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Investors Portfolio, and LMPFA, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(9) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Large Cap Growth Portfolio, and LMPFA, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(10) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Lifestyle Allocation 50%, and LMPFA, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(11) Form of Amended Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Lifestyle Allocation 50%, and LMPFA, dated December 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement filed on April 4, 2008 (“Post-Effective Amendment No. 17”).
(12) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Lifestyle Allocation 70%, and LMPFA, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(13) Form of Amended Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Lifestyle Allocation 70%, and LMPFA, dated December 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 17.

(14) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Lifestyle Allocation 85%, and LMPFA, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(15) Form of Amended Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Lifestyle Allocation 85%, and LMPFA, dated December 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 17.
(16) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Mid Cap Core Portfolio, and LMPFA, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(17) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Multiple Discipline Portfolio—Global All Cap Growth and Value, and LMPFA, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(18) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Multiple Discipline Portfolio—Large Growth and Value, and LMPFA, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(19) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Multiple Discipline Portfolio—All Cap Growth and Value, and LMPFA, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(20) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Small Cap Growth Portfolio, and LMPFA, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(21) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Social Awareness Portfolio, and LMPFA, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(22) Form of Subadvisory Agreement between LMPFA and ClearBridge Advisors, LLC (“ClearBridge”), regarding Legg Mason Partners Variable Aggressive Growth Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(23) Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason Partners Variable Appreciation Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(24) Form of Subadvisory Agreement between LMPFA and Western Asset Management Company (“WAM”), regarding Legg Mason Partners Variable Capital and Income Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(25) Form of Subadvisory Agreement between LMPFA and Western Asset Management Company Limited (“WAML”), regarding Legg Mason Partners Variable Capital and Income Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(26) Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason Partners Variable Capital and Income Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(27) Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason Partners Variable Dividend Strategy Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(28) Form of Subadvisory Agreement between LMPFA and Batterymarch Financial Management, Inc., (“Batterymarch”), regarding Legg Mason Partners Variable Equity Index Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(29) Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason Partners Variable Fundamental Value Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(30) Form of Subadvisory Agreement between LMPFA and Brandywine Global Investment Management, LLC (“Brandywine”), regarding Legg Mason Partners Variable International All Cap Opportunity Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(31) Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason Partners Variable Investors Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(32) Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason Partners Variable Large Cap Growth Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.

(33) Form of Subadvisory Agreement between LMPFA and Legg Mason Global Asset Allocation, LLC (“Legg Mason Global”), regarding Legg Mason Partners Variable Lifestyle Allocation 50%, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(34) Form of Subadvisory Agreement between LMPFA and Legg Mason Global, regarding Legg Mason Partners Variable Lifestyle Allocation 70%, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(35) Form of Subadvisory Agreement between LMPFA and Legg Mason Global, regarding Legg Mason Partners Variable Lifestyle Allocation 85%, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(36) Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason Partners Variable Mid Cap Core Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(37) Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason Partners Variable Multiple Discipline Portfolio—Global All Cap Growth and Value, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(38) Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason Partners Variable Multiple Discipline Portfolio—Large Cap Growth and Value, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(39) Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason Partners Variable Multiple Discipline Portfolio—All Cap Growth and Value, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(40) Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason Partners Variable Small Cap Growth Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(41) Form of Subadvisory Agreement between LMPFA and Legg Mason Investment Counsel, LLC (“LMIC”), regarding Legg Mason Partners Variable Social Awareness Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(e)(1) Form of the Distribution Agreement between the Registrant and Citigroup Global Markets Inc. (“CGMI”) (formerly Salomon Smith Barney Inc.) (the “CGMI Distribution Agreement”) is incorporated by reference to the Registration Statement.
(2) Form of the Distribution Agreement between the Registrant and PFS Distributors, Inc. is incorporated by reference to the Registration Statement.
(3) Amendment to the CGMI Distribution Agreement dated December 1, 2005 between the Registrant and CGMI is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement filed on April 27, 2006 (“Post-Effective Amendment No. 5”).
(4) Distribution Agreement dated December 1, 2005 between Registrant and Legg Mason Investors Services, LLC (“LMIS”) is incorporated herein by reference to Post-Effective Amendment No. 5.
(5) Letter Agreement amending the Distribution Agreements with CGMI dated April 10, 2007 is incorporated herein by reference to Post-Effective Amendment No. 12.
(6) Letter Agreement amending the Distribution Agreements with PFS, dated April 6, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(7) Letter Agreement amending the Distribution Agreements with LMIS, dated April 5, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(f)(1) Emeritus Retirement Plan relating to certain funds, established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 6.
(2) Amended and Restated Trustee Retirement Plan relating to certain funds dated as of January 1, 2005 (the “General Retirement Plan”), is incorporated herein by reference to Post-Effective Amendment No. 6.
(3) Legg Mason Investment Series (f/k/a Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 6.
(4) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement Plan is incorporated herein by reference to Post-Effective Amendment No. 6.
(5) Amended and Restated Emeritus Retirement Plan relating to certain funds, established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 6.
(g)(1) Custodian Services Agreement with State Street Bank and Trust Company (“State Street”), dated January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.

(2) Letter Agreement amending the Custodian Services Agreement with State Street, dated April 9, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(h)(1) Form of Transfer Agency and Service Agreement between the Registrant and Citicorp Trust Bank, fsb. is incorporated herein by reference to the Registration Statement.
(2) Transfer Agency Agreement between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 5.
(3) Letter Agreement amending the Transfer Agency and Services Agreement with PFPC Inc., dated April 9, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(4) License Agreement between Citigroup, Inc. and Registrant, dated December 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 5.
(5) Form of License Agreement between Legg Mason Properties, Inc. and Registrant, dated April 6, 2006, is incorporated herein by reference to Post-Effective Amendment No. 5.
(6) Form of Fee Waiver and Expense Reimbursement Agreement between the Registrant and LMPFA, regarding Legg Mason Partners Variable Capital and Income Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(7) Form of Fee Waiver and Expense Reimbursement Agreement between the Registrant and LMPFA, regarding Legg Mason Partners Variable Large Cap Growth Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(8) Form of Fee Waiver and Expense Reimbursement Agreement between the Registrant and LMPFA, regarding Legg Mason Partners Variable Lifestyle Allocation 85%, Variable Lifestyle Allocation 70% and Variable Lifestyle Allocation 50% is filed herewith.
(i)(1) Opinion and Consent of Willkie Farr & Gallagher LLP, counsel to the Registrant, as to legality of the series of shares being registered is incorporated by reference to the Registration Statement.
(i)(2) Opinion and Consent of Goodwin Procter LLP, Massachusetts counsel to the Registrant, as to legality of the series of shares being registered is incorporated by reference to the Registration Statement.
(i)(3) Opinion and Consent of Counsel regarding the legality of shares being registered is incorporated by reference to Post-Effective Amendment No. 11.
(j)(1) Consent of KPMG LLP is filed herewith.
(6) Power of Attorney dated February 7, 2008 is incorporated by reference to Post-Effective Amendment No. 14 as filed with the SEC on February 7, 2008.
(7) Power of Attorney dated February 7, 2008 is incorporated by reference to Post-Effective Amendment No. 15 as filed with the SEC on February 13, 2008.
(k) Not Applicable.
(l) Not Applicable
(m) Shareholder Services and Distribution Plan pursuant to Rule 12b-1 of the Registrant, on behalf of Legg Mason Partners Variable Aggressive Growth Portfolio; Legg Mason Partners Variable Appreciation Portfolio; Legg Mason Partners Variable Capital and Income Portfolio; Legg Mason Partners Variable Dividend Strategy Portfolio; Legg Mason Partners Variable Equity Index Portfolio; Legg Mason Partners Variable Fundamental Value Portfolio; Legg Mason Partners Variable International All Cap Opportunity Portfolio; Legg Mason Partners Variable Investors Portfolio; Legg Mason Partners Variable Large Cap Growth Portfolio; Legg Mason Partners Variable Lifestyle Allocation 50%; Legg Mason Partners Variable Lifestyle Allocation 70%; Legg Mason Partners Variable Lifestyle Allocation 85%; Legg Mason Partners Variable Mid Cap Core Portfolio; Legg Mason Partners Variable Multiple Discipline Portfolio—All Cap Growth and Value; Legg Mason Partners Variable Multiple Discipline Portfolio—Global All Cap Growth and Value; Legg Mason Partners Variable Multiple Discipline Portfolio—Large Cap Growth and Value; Legg Mason Partners Variable Small Cap Growth Portfolio and Legg Mason Partners Variable Social Awareness Portfolio, dated February 8, 2007, is incorporated by reference to Post-Effective Amendment No. 13 filed on November 13,2007.
(n) Rule 18f-3(d) Multiple Class Plan of the Registrant pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 12.
(o) Not Applicable.
(p)(1) Code of Ethics of Citigroup Asset Management—North America and certain registered Investment companies, as amended September 13, 2005 (adopted by LMPFA and ClearBridge), is incorporated herein by reference to Post-Effective Amendment No. 5.
(2) Code of Ethics of Legg Mason Investor Services, LLC, dated December 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 5.

(3) Code of Ethics of PFS Distributors, Inc. (merged into PFS) is incorporated herein by reference to Pre-Effective Amendment No. 1.
(4) Code of Ethics of WAM and WAML dated as of February, 2005, is incorporated herein by reference to Post-Effective Amendment No. 6.
(5) Code of Ethics of Batterymarch is incorporated herein by reference to Post-Effective Amendment No. 12.
(6) Code of Ethics of Brandywine to be filed by amendment.
(7) Code of Ethics of Legg Mason Global to be filed by amendment.
(8) Code of Ethics of LMIC to be filed by amendment.
Item 24. Persons Controlled by or under Common Control with Registrant
Not Applicable.
Item 25. Indemnification
The response to this item is, in part, incorporated by reference to the Registrant Statement. Reference is also made to paragraph 9 of the Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC.

Item 26. Business and Other Connections of Investment Adviser

Investment Adviser — Legg Mason Partners Fund Advisor, LLC (“LMPFA”)
     LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).
     LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-66785).
Subadviser — ClearBridge Advisors, LLC (“ClearBridge”)
ClearBridge was organized under the laws of the State of Delaware as a limited liability company. ClearBridge is a direct wholly-owned subsidiary of Legg Mason.
ClearBridge is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of ClearBridge together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by ClearBridge pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-64710).
Subadviser — Western Asset Management Company (“WAM”) is an investment adviser registered with the SEC under the Advisers Act. The following is a list of other substantial business activities in which directors, officers or partners of WAM have been engaged as director, officer, employee, partner, or trustee.

Peter L. Bain	Director, WAM
Director, LMFM
Manager, Brandywine
Senior Executive Vice President, Legg Mason, Inc.
Director, Nova Scotia
Vice President and Director, BMML
Director, LMCM
Director, Bartlett
Director, Berkshire
Director, LM Funding
Director, LM Properties
Director, LMRG
Director, LM Tower
Director, PCM I
Director, PCM II
Manager, Royce
Director, Western Asset Management Company Limited

James W. Hirschmann III	Director, WAM

Director, Western Asset Management Company Limited

D. Daniel Fleet	President and CEO, WAM

Gavin L. James	Director of Global Client Services, WAM
Senior Executive Officer, Western Asset Management Company Limited

Gregory McShea	General Counsel and Secretary, WAM
General Counsel and Secretary, Western Asset Management Company Limited
WAM is located at 385 East Colorado Boulevard, Pasadena, CA 91101.
Subadviser—Western Asset Management Company Limited (“WAML”) was incorporated under the laws of England as a corporation. WAML is a wholly-owned subsidiary of Legg Mason.
WAML is registered as an investment adviser under the Advisers Act.
The following is a list of other substantial business activities in which directors, officers or partners of WAML have been engaged as director, officer, employee, partner, or trustee.

Peter L. Bain	Director, WAML
Director, LMCM
Manager, Brandywine
Senior Executive Vice President, Legg Mason
Director, Nova Scotia
Director, LMFM
Director, Barrett
Director, Bartlett
Director, Berkshire
Director, LM Funding
Director, LM Properties
Director, LMRG
Director, LM Tower
Director, PCM I
Director, PCM II
Manager, Royce
Director, WAM

James W. Hirschmann III	Director, WAML
President, Legg Mason, Inc.
Director, WAM

Gavin L. James	Senior Executive Officer, WAML
Director of Global Client Services, WAM

Gregory B. McShea	General Counsel and CCO, WAML General Counsel and CCO, WAM
Subadviser — Batterymarch Financial Management, Inc. (“Batterymarch”)
Batterymarch was organized under the laws of the State of Maryland as a corporation. Batterymarch is an indirect wholly-owned subsidiary of Legg Mason.
Batterymarch is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of Batterymarch together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Batterymarch pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801- 48035).
Subadviser — Brandywine Global Investment Management, LLC (“Brandywine”)
Brandywine is organized under the laws of the State of Maryland as a limited liability company.
Brandywine is a wholly-owned subsidiary of Legg Mason.
Brandywine is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of Brandywine together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Brandywine pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-27797).

Subadviser —Legg Mason Global Asset Allocation, LLC (“Legg Mason Global”).
Legg Mason Global is organized under the laws of the State of Delaware as a limited liability company. LMIC is a wholly-owned subsidiary of Legg Mason.
Legg Mason Global is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of Legg Mason Global together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Legg Mason Global pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-67287).
Subadviser —Legg Mason Investment Counsel, LLC (“LMIC”)
LMIC is organized under the laws of the State of Maryland as a limited liability company. LMIC is a wholly-owned subsidiary of Legg Mason.
LMIC is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of LMIC together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMIC pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-63656).
Item 27. Principal Underwriters
(a) LMIS, the distributor of the Registrant, is also a distributor of the following funds: Legg Mason Partners Premium Money Market Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Equity Trust, Barrett Opportunity Fund, Inc., Legg Mason Partners Variable Income Trust, Legg Mason Partners Income Trust, Legg Mason Cash Reserve Trust, Inc., Legg Mason Charles Street Trust, Inc., Legg Mason Global Trust, Inc., Legg Mason Growth Trust, Inc., Legg Mason Income Trust, Inc., Legg Mason Investment Trust, Inc., Legg Mason Investors Trust, Inc., Legg Mason Light Street Trust, Inc., Legg Mason Special Investment Trust, Inc., Legg Mason Tax Exempt Trust, Inc., Legg Mason Tax-Free Income Fund, Legg Mason Value Trust, Inc., and Western Asset Funds, Inc.
LMIS is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.
(b) The information required by this Item 27 with respect to each director and officer of LMIS is listed below:
C.J. Daley — Managing Director
Mark R. Fetting — Managing Director
D. Stuart Bowers — Vice President
W. Talbot Daley — Vice President
Thomas J. Hirschmann — Vice President
Joseph M. Furey — General Counsel and Chief Compliance Officer
Ronald Holinsky — Counsel
Robert E. Patterson — Counsel
Theresa M. Silberzahn — Chief Financial Officer
Elisabeth F. Craig — AML Compliance Officer and Director of Continuing Education
All Addresses are 100 Light Street, Baltimore, Maryland 21202.
The information required by this Item 27 with respect to each director, officer and partner of PFS is incorporated by reference to Schedule A of Form BD filed by PFS pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).
(c) Not applicable.
Item 28. Location of Accounts and Records
With respect to the Registrant:

(1)	Legg Mason Partners Variable Equity Trust
55 Water Street
New York, New York 10041
With respect to the Registrant’s Investment Manager:

(2)	c/o Legg Mason Partners Fund Advisor, LLC
620 Eighth Avenue
New York, NY 10018
With respect to the Registrant’s Subadvisers:

(3)	c/o ClearBridge Advisors, LLC
620 Eighth Avenue
New York, NY 10018

(4)	c/o Western Asset Management Company and Western Asset Management Company Limited
620 Eighth Avenue
New York, NY 10018

(5)	Batterymarch Financial Management, Inc.
John Hancock Tower
200 Clarendon Street
Boston, MA 02116

(6)	Brandywine Global Investment Management, LLC
2929 Arch Street, 8th Floor
Philadelphia, Pa 19104

(7)	Legg Mason Global Asset Allocation, LLC
620 Eighth Avenue
New York, NY 10018

(8)	Legg Mason Investment Counsel, LLC
100 Light Street
Baltimore, Maryland 21202
With respect to the Registrant’s Custodian:

(9)	State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
With respect to the Registrant’s Transfer Agent:

(10)	PFPC Inc.
P.O. Box 9699
Providence, Rhode Island 02940-9699
With respect to the Registrant’s Distributor:

(11)	Legg Mason Investor Services, LLC
100 Light Street
Baltimore, MD 21202
Item 29. Management Services
Not applicable.
Item 30. Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS VARIABLE EQUITY TRUST, hereby certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on this 17th day of April, 2008.
LEGG MASON PARTNERS VARIABLE EQUITY TRUST, on behalf of Legg Mason Partners Variable Investors Portfolio and Legg Mason Partners Variable Small Cap Growth Portfolio.

By:	/s/ R. Jay Gerken
R. Jay. Gerken
Chairman of the Board
(Chief Executive Officer)
     WITNESS our hands on the date set forth below.
     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment has been signed below by the following persons in the capacities indicated below on April 17, 2008.

Signature	Title

/s/ R. Jay Gerken	President, Principal Executive Officer and Trustee
R. Jay Gerken

/s/ Kaprel Ozsolak	Treasurer and Chief Financial Officer
Kaprel Ozsolak

/s/ Paul R. Ades*	Trustee
Paul R. Ades

/s/ Andrew L. Breech*	Trustee
Andrew L. Breech

/s/ Dwight B. Crane*	Trustee
Dwight B. Crane

/s/ Robert M. Frayn, Jr.*	Trustee
Robert M. Frayn, Jr.

/s/ Frank G. Hubbard*	Trustee
Frank G. Hubbard

/s/ Howard J. Johnson*	Trustee
Howard J. Johnson

/s/ David E. Maryatt*	Trustee
David E. Maryatt

/s/ Jerome H. Miller*	Trustee
Jerome H. Miller

/s/ Ken Miller*	Trustee
Ken Miller

Signature	Title

/s/ John J. Murphy*	Trustee
John J. Murphy

/s/ Thomas F. Schlafly*	Trustee
Thomas F. Schlafly

/s/ Jerry A. Viscione*	Trustee
Jerry A. Viscione
*By: /s/R. Jay Gerken
          R. Jay Gerken

*	Attorney-in-Fact, pursuant to Power of Attorney dated February 7, 2008.

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
(j)(1)	Consent of KPMG LLP for Legg Mason Partners Variable Investors Portfolio and Legg Mason Partners Variable Small Cap Growth Portfolio